UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-08134
Eaton Vance Municipals Trust II
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
January 31
Date of Fiscal Year End
January 31, 2012
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance High Yield Municipal Income Fund Annual Report January 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2012
Eaton Vance
High Yield Municipal Income Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	29
Federal Tax Information	30
Management and Organization	31
Important Notices	33

Eaton Vance
High Yield Municipal Income Fund
January 31, 2012
Management’s Discussion of Fund Performance1

Economic and Market Conditions
Early in the fiscal year, economic indicators seemed to show that a modest economic recovery was under way. But in the second quarter of 2011, Europe’s sovereign debt problems began to intensify, causing investors to worry about the potential impact on the U.S. economy and U.S. banks.
Meanwhile, unemployment remained stubbornly high, the housing market was stagnant and Congressional wrangling over the debt ceiling led Standard & Poor’s (S&P) to downgrade U.S. Treasuries. Reacting to this turmoil, the S&P 500 Index2 fell more than 15% in just over two weeks during late July and early August of 2011 and spent the rest of the period ending January 31, 2012 clawing its way back. The S&P 500 Index finished the 12-month period with a 4.22% gain. Overseas, however, both developed and emerging equity markets suffered significant losses during the same timeframe.
Against this backdrop, Treasury and municipal interest rates rose slightly in the early months of the period, as financial markets believed an economic recovery was well under way. When economic indicators began to suggest that the U.S. economy was not as strong as first perceived and European sovereign debt problems intensified, investors became risk averse in the second quarter of 2011. Treasury prices rose as yields fell significantly in the third quarter and equity markets declined. Municipal bonds rallied as well, but not to the same degree, because investors were still concerned about the ability of state and local governments to address historically large fiscal deficits and balance their budgets.
As the period wore on, however, several factors caused performance of municipals to improve. The massive municipal defaults predicted by high-profile market analysts did not materialize, while the fiscal situation for many issuers began to recover. As the fear that had hung over the municipal market subsided and investors seemed to become more comfortable taking on risk, lower-rated municipals outperformed higher-rated issues. In addition, the supply-demand equation for municipal bonds improved as it became apparent that the number of new issues would decline dramatically from 2010 levels.
With falling Treasury yields driven by problems in Europe and the Federal Reserve’s Operation Twist (the central bank’s swapping of its short-term holdings for long-term Treasury bonds), municipals during the period offered significantly higher taxable-equivalent yields than Treasuries. The ratio of 30-year AAA7 municipal yields to 30-year Treasury yields—which historically has averaged less than 100% because municipal yields are federally tax exempt—rose from 104.4% at the start of the period to 106.8% at period-end. After the ratio peaked at 133% in November 2011, there was a late-year rally in municipal prices as investors moved to lock in historically attractive yields. This surge in demand led to considerable tightening of the municipal/Treasury ratio in the final months of the fiscal year. For the one-year period as a whole, the Fund’s primary benchmark, the Barclays Capital Municipal Bond Index (the Index)—a broad measure of U.S. municipal bond performance—rose 14.10%.
Fund Performance
For the fiscal year ending January 31, 2012, Eaton Vance High Yield Municipal Income Fund’s (the Fund) Class A shares at net asset value (NAV) had a total return of 19.34%, outperforming the 14.10% return of the Index.
The Fund seeks to invest primarily in bonds at the longer end of the maturity spectrum in order to capture their typically higher yields and greater income payments. For the 12-month period, the Fund’s strategy of favoring longer-maturity, longer-duration bonds was the primary driver of outperformance relative to the Index, as municipal bonds with 20-30 year maturities performed better than the Index.
Overweighting zero coupon bonds and issues in the hospital and industrial development sectors—all of which performed strongly during the period—also aided results. The Fund’s overweight position in BBB-rated bonds also contributed to performance during the period, as lower-rated bonds performed better than higher-rated credits.
Leveraged6 investments also helped results. Management employs leverage to enhance the Fund’s tax-exempt income. The use of leveraged investments has the effect of achieving additional exposure to the municipal market. Leveraged investments magnify the Fund’s exposure to its underlying investments in both up and down markets. During this period of strong performance by municipal bonds, leveraged investments contributed to the Fund’s outperformance versus the Index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
High Yield Municipal Income Fund
January 31, 2012
Performance2,3

Portfolio Managers Thomas M. Metzold, CFA; Cynthia J. Clemson

					Since
% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Inception

Class A at NAV	8/7/1995	19.34%	0.84%	4.52%	—
Class A at 4.75% Maximum Sales Charge	—	13.66	–0.14	4.01	—
Class B at NAV	8/7/1995	18.35	0.08	3.75	—
Class B at 5% Maximum Sales Charge	—	13.35	–0.23	3.75	—
Class C at NAV	6/18/1997	18.44	0.10	3.75	—
Class C at 1% Maximum Sales Charge	—	17.44	0.10	3.75	—
Class I at NAV	5/9/2007	19.60	—	—	0.93

Barclays Capital Municipal Bond Index	—	14.10%	5.76%	5.43%	—
Barclays Capital High Yield Long (22+) Municipal Bond Index	—	21.18	2.26	5.77	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I

Gross		1.05%	1.80%	1.79%	0.79%
Net of Interest Expense		0.93	1.68	1.67	0.67

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I

Distribution Rate		5.15%	4.43%	4.41%	5.30%
Taxable-Equivalent Distribution Rate		7.92	6.82	6.78	8.15
SEC 30-day Yield		4.35	3.84	3.84	4.82
Taxable-Equivalent SEC 30-day Yield		6.69	5.91	5.91	7.42

% Total Leverage[6]

Residual Interest Bond (RIB)					12.00%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class B	1/31/02	$14,456	N.A.

Class C	1/31/02	$14,454	N.A.

Class I	5/9/07	$10,445	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
High Yield Municipal Income Fund
January 31, 2012
Fund Profile

Credit Quality (% of total investments)7

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, the Fund’s credit quality (% of total investments) is as follows:7

AAA	9.8%	B	2.4%
AA	21.8	CCC	3.7
A	10.5	CC	0.1
BBB	29.4	D	0.1
BB	6.2	Not Rated	16.0

See Endnotes and Additional Disclosures in this report.

Eaton Vance
High Yield Municipal Income Fund
January 31, 2012
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Barclays Capital High Yield Long (22+) Municipal Bond Index is an unmanaged index of high-yield municipal bonds traded in the U.S. with maturities of 22 years or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Total annual operating expenses are as stated in the Fund’s most recent prospectus. Net expense ratio excludes interest expense relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions and, as a result, net asset value and performance have not been affected by this expense.

[5]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital. Taxable-equivalent performance is based on the highest federal and state income tax rates, as applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rate(s) will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC 30-day Yield is calculated by dividing the net investment income per share for the 30-day period by the maximum offering price at the end of the period and annualizing the result.

[6]	Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding as of period end as a percentage of Fund net assets plus Floating Rate Notes. Floating Rate Notes reflect the effect of RIBs purchased in secondary market transactions.

[7]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.
Fund profile subject to change due to active management.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2011 – January 31, 2012).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(8/1/11)	(1/31/12)	(8/1/11 – 1/31/12)	Ratio

Actual
Class A	$1,000.00	$1,105.50	$5.31	1.00%
Class B	$1,000.00	$1,100.30	$9.26	1.75%
Class C	$1,000.00	$1,101.90	$9.27	1.75%
Class I	$1,000.00	$1,106.70	$4.09	0.77%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.20	$5.09	1.00%
Class B	$1,000.00	$1,016.40	$8.89	1.75%
Class C	$1,000.00	$1,016.40	$8.89	1.75%
Class I	$1,000.00	$1,021.30	$3.92	0.77%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2011.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Portfolio of Investments

Tax-Exempt Municipal Securities — 112.8%

	Principal
	Amount
Security	(000’s omitted)	Value

Cogeneration — 1.3%

Maryland Energy Financing Administration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$7,000	$7,039,900
Pennsylvania Economic Development Financing Authority, (Northampton Generating), (AMT), 6.50%, 1/1/13(1)	900	539,820
Pennsylvania Economic Development Financing Authority, (Resource Recovery-Colver), (AMT), 5.125%, 12/1/15	1,150	1,150,437
Western Generation Agency, OR, (Wauna Cogeneration), 5.00%, 1/1/21	340	319,675

		$9,049,832

Education — 6.2%

California Educational Facilities Authority, (Stanford University), 5.25%, 12/1/32(2)	$12,000	$12,164,280
Maryland Health and Higher Educational Facilities Authority, (Washington Christian Academy), 5.50%, 7/1/38(1)	800	350,024
Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.50%, 11/15/36(3)	12,625	15,403,257
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/34(2)	10,000	11,274,800
Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	1,935	2,212,460

		$41,404,821

Electric Utilities — 2.0%

Brazos River Authority, TX, Pollution Control Revenue, (Texas Energy Co.), (AMT), 8.25%, 5/1/33	$3,570	$678,907
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	5,920	6,547,342
Matagorda County, TX, Navigation District No. 1, (Reliant Energy), (AMT), 5.95%, 5/1/30	3,965	3,969,163
Pima County, AZ, Industrial Development Authority, (Tucson Electric Power Co.), 5.25%, 10/1/40	2,420	2,473,918

		$13,669,330

Escrowed / Prerefunded — 0.4%

Dawson Ridge, CO, Metropolitan District No. 1, Escrowed to Maturity, 0.00%, 10/1/22	$3,500	$2,738,925

		$2,738,925

General Obligations — 7.3%

California, 5.25%, 10/1/32	$5,060	$5,756,205
California, 5.50%, 3/1/40	1,315	1,476,587
Kent County, (AMT), 5.00%, 1/1/28	1,000	1,133,580
Port of Houston Authority of Harris County, TX, (AMT), 5.625%, 10/1/38(2)	6,480	7,249,241
Washington, 4.00%, 7/1/26(4)	3,375	3,802,105
Washington, 4.00%, 7/1/27(4)	3,545	3,955,991
Washington, 4.00%, 7/1/28(4)	3,500	3,872,426
Washington, 5.00%, 2/1/33(5)	5,000	5,772,950
Washington, 5.25%, 2/1/36(2)	10,000	11,587,900
Will County, IL, Community Unit School District No. 365-U, (Valley View), 5.75%, 11/1/32	3,855	4,539,879

		$49,146,864

Health Care – Miscellaneous — 1.4%

Illinois Development Finance Authority, (Community Rehabilitation Providers), 5.60%, 7/1/19	$1,940	$1,678,236
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.75%, 12/1/36(6)	593	595,721
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.75%, 12/1/36(6)	552	554,760
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.90%, 12/1/36(6)	464	466,774
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.25%, 12/1/36(6)	87	87,619
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.375%, 12/1/36(6)	198	199,196
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.50%, 12/1/36(6)	547	551,941
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.70%, 12/1/36(6)	230	231,862
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.81%, 12/1/36(6)	460	460,047
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.875%, 12/1/36(6)	138	139,117
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 2, 7.00%, 12/1/36(6)	306	307,347

See Notes to Financial Statements.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Health Care – Miscellaneous (continued)

Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 3, 7.00%, 12/1/36(6)	$253	$254,197
Yavapai County, AZ, Industrial Development Authority, (West Yavapai Guidance Clinic), 6.25%, 12/1/36	4,220	3,884,004

		$9,410,821

Hospital — 14.8%

California Statewide Communities Development Authority, (Sutter Health), 5.25%, 11/15/48	$9,780	$10,314,673
Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	8,300	7,938,867
Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	1,635	1,662,468
Gaylord, MI, Hospital Finance Authority, (Otsego Memorial Hospital Association), 6.20%, 1/1/25	905	900,973
Gaylord, MI, Hospital Finance Authority, (Otsego Memorial Hospital Association), 6.50%, 1/1/37	875	858,025
Hawaii Pacific Health Special Purpose Revenue, 5.50%, 7/1/40	6,555	6,871,672
Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	6,340	7,724,149
Johnson City, TN, Health & Educational Facilities Board, (Mountain States Health Alliance), 6.00%, 7/1/38	3,335	3,639,419
Knox County, TN, Health, Educational & Housing Facilities, (Covenant Health), 0.00%, 1/1/40	12,870	3,036,290
Massachusetts Development Finance Agency, (Tufts Medical Center), 6.75%, 1/1/36	2,005	2,255,605
Monroe County, PA, Hospital Authority, (Pocono Medical Center), 5.25%, 1/1/43	4,500	4,602,375
Montgomery, AL, Medical Clinic Board, (Jackson Hospital & Clinic), 4.75%, 3/1/31	1,375	1,327,246
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/36(2)	7,470	8,088,665
New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	3,190	3,274,057
New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	2,000	2,043,780
Oneida County, NY, Industrial Development Agency, (Elizabeth Medical Center), 6.00%, 12/1/29	2,560	2,559,693
South Lake County, FL, Hospital District, (South Lake Hospital), 6.25%, 4/1/39	3,065	3,280,745
Sullivan County, TN, Health, Educational and Facilities Board, (Wellmont Health System), 5.25%, 9/1/36	5,735	5,857,557
Vermont Educational and Health Buildings Financing Agency, (Fletcher Allen Healthcare Project), 4.75%, 12/1/36	14,660	14,731,394
Wisconsin Health and Educational Facilities Authority, (Vernon Memorial Healthcare, Inc.), 5.25%, 3/1/35	2,800	2,818,452
Wisconsin Health and Educational Facilities Authority, (Wheaton Franciscan Healthcare System), 5.25%, 8/15/31	5,650	5,735,202

		$99,521,307

Housing — 2.7%

Charter Mac Equity Trust, TN, 6.00%, 5/15/19(6)	$4,000	$4,498,360
Jefferson County, MO, Industrial Development Authority, MFMR, (Riverview Bend Apartments), (AMT), 6.75%, 11/1/29	1,550	1,549,705
Jefferson County, MO, Industrial Development Authority, MFMR, (Riverview Bend Apartments), (AMT), 7.125%, 11/1/29	410	405,789
Oregon Health Authority, (Trillium Affordable Housing), (AMT), 6.75%, 2/15/29	2,755	2,709,102
Oregon Health Authority, (Trillium Affordable Housing), Series B, (AMT), 6.75%, 2/15/29	1,215	1,114,143
Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/49(1)	860	464,417
Texas Student Housing Corp., (University of North Texas), 11.00%, 7/1/31(1)	2,000	1,079,140
Virginia Housing Development Authority, (AMT), 5.20%, 10/1/26(2)	4,265	4,485,373
Virginia Housing Development Authority, (AMT), 20.205%, 10/1/35(6)(7)(8)	1,300	1,587,885

		$17,893,914

Industrial Development Revenue — 11.3%

ABIA Development Corp., TX, (Austin CargoPort Development), (AMT), 6.50%, 10/1/24	$1,815	$1,578,288
ABIA Development Corp., TX, (Austin CargoPort Development), (AMT), 9.25%, 10/1/21	2,535	2,612,748
Brazos River, TX, Harbor Navigation District, (Dow Chemical Co.), (AMT), 5.95%, 5/15/33	9,085	9,729,581
Butler, AL, Industrial Development Board, (Georgia-Pacific Corp.), (AMT), 5.75%, 9/1/28	2,150	2,183,583
Clayton County, GA, Development Authority, (Delta Airlines, Inc.), 8.75%, 6/1/29	1,180	1,368,363
Clayton County, GA, Development Authority, (Delta Airlines, Inc.), (AMT), 9.00%, 6/1/35	6,510	6,997,794
Denver, CO, City and County, (United Airlines), (AMT), 5.75%, 10/1/32	1,300	1,241,981

See Notes to Financial Statements.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Industrial Development Revenue (continued)

Hardeman County, TN, (Correctional Facilities Corp.), 7.75%, 8/1/17	$2,440	$2,439,976
Illinois Finance Authority, (Navistar International Corp.), 6.50%, 10/15/40	3,250	3,457,773
Illinois Finance Authority, Solid Waste Disposal, (Waste Management, Inc.), (AMT), 5.05%, 8/1/29	7,500	7,595,100
Maine Finance Authority, Solid Waste Disposal, (Casella Waste Systems, Inc.), (AMT), 6.25% to 2/1/17 (Put Date), 1/1/25(4)	2,175	2,186,093
Maryland Economic Development Corp., (AFCO Cargo), (AMT), 6.50%, 7/1/24	2,440	2,164,670
Maryland Economic Development Corp., (AFCO Cargo), (AMT), 7.34%, 7/1/24	505	479,210
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/29	10,095	10,094,091
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.40%, 9/15/23	3,000	2,999,820
New Jersey Economic Development Authority, (New Jersey-American Water Co., Inc.), (AMT), 5.70%, 10/1/39	6,245	6,882,052
Phoenix, AZ, Industrial Development Authority, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	8,200	7,407,962
Selma, AL, Industrial Development Board, (International Paper Co.), 5.80%, 5/1/34	4,230	4,509,095

		$75,928,180

Insured – Electric Utilities — 2.0%

Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), (FGIC), (AMT), 4.60%, 5/1/26	$5,000	$5,018,250
Matagorda County, TX, Navigation District No. 1, (AEP Texas Central Co.), (NPFG), (AMT), 5.20%, 5/1/30(5)	7,810	8,253,998

		$13,272,248

Insured – General Obligations — 0.9%

Clark County, NV, (AMBAC), 2.50%, 11/1/36	$7,785	$5,996,863

		$5,996,863

Insured – Hospital — 1.1%

California Statewide Communities Development Authority, (Sutter Health), (AGM), 5.75%, 8/15/27(2)	$7,245	$7,260,867

		$7,260,867

Insured – Other Revenue — 2.7%

Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/26	$10,510	$4,046,035
Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/28	10,000	3,383,500
Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/34	12,700	2,982,341
New York, NY, Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 5.00%, 1/1/46	1,120	995,221
New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 7.00%, 3/1/49	5,650	6,695,871

		$18,102,968

Insured – Special Tax Revenue — 2.7%

Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, (0.00% until 10/1/19), 10/1/39	$14,500	$11,476,460
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/43	30,000	5,376,300
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	6,505	1,027,595

		$17,880,355

Insured – Student Loan — 2.7%

Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30	$7,070	$7,852,861
Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/33	10,195	10,264,530

		$18,117,391

Insured – Transportation — 7.1%

E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/33	$15,000	$3,920,250
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/34	20,000	4,835,000
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/37	6,665	1,267,616
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/38	3,335	591,062
North Texas Tollway Authority, (AGC), 6.20%, (0.00% until 1/1/15), 1/1/42	10,000	9,880,900
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Bonds, (NPFG), 0.00%, 1/15/32	20,335	4,751,476
San Jose, CA, Airport, (AGM), (AMBAC), (BHAC), (AMT), 6.00%, 3/1/47	7,150	7,740,805

See Notes to Financial Statements.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Insured – Transportation (continued)

Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/25	$19,910	$11,083,101
Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/30	10,000	3,864,300

		$47,934,510

Lease Revenue / Certificates of Participation — 4.0%

Greenville County, SC, School District, 5.00%, 12/1/24(2)	$21,000	$23,607,570
Hudson Yards Infrastructure Corp., NY, 5.75%, 2/15/47	2,765	3,130,091

		$26,737,661

Nursing Home — 0.8%

Massachusetts Industrial Finance Agency, (Age Institute of Massachusetts), 8.05%, 11/1/25	$2,095	$2,097,451
Mississippi Business Finance Corp., (Magnolia Healthcare), 7.99%, 7/1/25	1,010	812,111
Westmoreland County, PA, Industrial Development Authority, (Highland Health Systems, Inc.), 9.25%, 6/1/22	2,445	2,155,316

		$5,064,878

Other Revenue — 13.7%

Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.00%, 7/15/30	$1,150	$1,222,830
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.25%, 7/15/40	1,290	1,380,326
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.375%, 7/15/43	700	749,952
Central Falls, RI, Detention Facility Corp., 7.25%, 7/15/35	6,355	5,097,663
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	45,000	3,259,350
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	81,635	2,870,287
Cow Creek Band Umpqua Tribe of Indians, OR, 5.625%, 10/1/26(6)	6,000	4,876,260
Michigan Tobacco Settlement Finance Authority, 6.875%, 6/1/42	3,100	2,860,277
New Jersey Economic Development Authority, (Duke Farms Foundation), 5.00%, 7/1/48(2)	7,200	7,940,952
New York, NY, Transitional Finance Authority, (Building Aid), 5.00%, 7/15/25	4,675	5,631,037
Non-Profit Preferred Funding Trust I, Various States, 5.17%, 9/15/37(6)	14,000	9,159,780
Northern Tobacco Securitization Corp., AK, 5.00%, 6/1/46	17,500	12,925,150
Otero County, NM, Jail Project Revenue, 5.50%, 4/1/13	280	276,993
Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	1,160	1,078,208
Otero County, NM, Jail Project Revenue, 6.00%, 4/1/23	250	223,595
Otero County, NM, Jail Project Revenue, 6.00%, 4/1/28	1,605	1,334,204
Pueblo of Santa Ana, NM, 15.00%, 4/1/24(6)	1,650	1,296,125
Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	3,135	3,117,005
Seminole Tribe, FL, 5.25%, 10/1/27(6)	9,000	8,811,270
Seminole Tribe, FL, 5.50%, 10/1/24(6)	6,135	6,284,265
Texas Municipal Gas Acquisition and Supply Corp., 6.25%, 12/15/26	4,295	5,007,798
White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(6)	8,955	6,379,542

		$91,782,869

Senior Living / Life Care — 6.8%

California Statewide Communities Development Authority, (Southern California Presbyterian Homes), 4.75%, 11/15/26	$1,575	$1,505,511
California Statewide Communities Development Authority, (Southern California Presbyterian Homes), 4.875%, 11/15/36	6,000	5,260,260
Cliff House Trust, PA, (AMT), 6.625%, 6/1/27(1)	3,000	1,590,480
Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), 5.00%, 12/1/35	4,150	3,868,132
Fairfax County, VA, Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/37	2,710	2,766,531
Kansas City, MO, Industrial Development Authority, (Kingswood United Methodist Manor), 5.875%, 11/15/29	7,425	6,493,014
Lee County, FL, Industrial Development Authority, (Shell Point Village), 5.00%, 11/15/29	7,000	6,156,710
Maryland Health and Higher Educational Facilities Authority, (Edenwald), 5.40%, 1/1/37	2,600	2,506,790
Maryland Health and Higher Educational Facilities Authority, (King Farm Presbyterian Community), 5.00%, 1/1/17	1,365	1,327,872
Massachusetts Development Finance Agency, (First Mortgage VOA Concord), 5.125%, 11/1/27	1,085	935,335
Massachusetts Development Finance Agency, (First Mortgage VOA Concord), 5.20%, 11/1/41	1,560	1,225,255
North Miami, FL, Health Care Facilities, (Imperial Club), 7.625%, (0.00% until 1/1/17), 1/1/41	7,315	1,813,242
North Miami, FL, Health Care Facilities, (Imperial Club), 7.00%, 1/1/42(1)	3,475	861,383

See Notes to Financial Statements.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Senior Living / Life Care (continued)

St. Joseph County, IN, Holy Cross Village, 5.70%, 5/15/28	$530	$508,249
St. Joseph County, IN, Holy Cross Village, 6.00%, 5/15/26	1,225	1,224,865
St. Joseph County, IN, Holy Cross Village, 6.00%, 5/15/38	5,460	5,176,626
Washington Housing Finance Commission, (Wesley Homes), 6.20%, 1/1/36	2,500	2,540,575

		$45,760,830

Solid Waste — 0.8%

Connecticut Resources Recovery Authority, (American REF-FUEL Co.), (AMT), 6.45%, 11/15/22	$5,610	$5,613,534

		$5,613,534

Special Tax Revenue — 10.4%

Avelar Creek, FL, Community Development District, (Capital Improvements), 5.375%, 5/1/36	$1,260	$1,127,448
Bridgeville, DE, (Heritage Shores Special Development District), 5.125%, 7/1/35	147	110,766
Bridgeville, DE, (Heritage Shores Special Development District), 5.45%, 7/1/35	6,250	4,712,750
Dupree Lakes, FL, Community Development District, 5.375%, 5/1/37	3,290	2,840,750
Illinois, Sales Tax Revenue, 5.00%, 6/15/31	1,210	1,366,816
Illinois, Sales Tax Revenue, 5.00%, 6/15/32	1,165	1,309,996
Illinois, Sales Tax Revenue, 5.00%, 6/15/33	1,240	1,385,898
Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.25%, 7/1/32(2)	19,980	26,897,476
New River, FL, Community Development District, (Capital Improvements), Series 2010A-1, 5.75%, (0.00% until 11/1/12), 5/1/38	550	348,392
New River, FL, Community Development District, (Capital Improvements), Series 2010A-2, 5.75%, (0.00% until 11/1/14), 5/1/38	1,390	557,904
New River, FL, Community Development District, (Capital Improvements), Series 2010B-1, 5.00%, (0.00% until 11/1/12), 5/1/15	835	710,326
New River, FL, Community Development District, (Capital Improvements), Series 2010B-2, 5.00%, (0.00% until 11/1/14), 5/1/18	1,085	484,919
New River, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/13(1)	1,005	10
New York, NY, Transitional Finance Authority, Future Tax Revenue, 5.00%, 11/1/38	6,310	7,194,977
New York, NY, Transitional Finance Authority, Future Tax Revenue, 5.50%, 11/1/35	5,000	5,991,650
Poinciana West, FL, Community Development District, 6.00%, 5/1/37	2,230	2,108,911
River Hall, FL, Community Development District, (Capital Improvements), 5.45%, (0.00% until 11/1/13), 5/1/36	3,455	1,727,016
River Hall, FL, Community Development District, (Capital Improvements), 5.45%, 5/1/36	3,115	2,364,129
Southern Hills Plantation I, FL, Community Development District, 5.80%, (0.00% until 11/1/12), 5/1/35	1,025	633,112
Southern Hills Plantation I, FL, Community Development District, 5.80%, 5/1/35	1,413	1,164,917
Sterling Hill, FL, Community Development District, 5.50%, 5/1/37(1)	3,650	1,058,902
University Square, FL, Community Development District, 5.875%, 5/1/38	1,845	1,848,506
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	3,505	3,922,586

		$69,868,157

Student Loan — 0.8%

New Jersey Higher Education Student Assistance Authority, (AMT), 5.00%, 12/1/27	$4,800	$5,090,160

		$5,090,160

Transportation — 8.9%

Central Texas Regional Mobility Authority, 5.75%, 1/1/31	$565	$613,788
Miami-Dade County, FL, (Miami International Airport), 5.00%, 10/1/41	4,430	4,686,630
New Jersey Transportation Trust Fund Authority, (Transportation System), 5.875%, 12/15/38	2,000	2,299,020
North Texas Tollway Authority, 5.75%, 1/1/38	7,150	7,734,727
Oklahoma Turnpike Authority, 5.00%, 1/1/27	3,600	4,313,700
Pennsylvania Turnpike Commission, 5.35%, (0.00% until 12/1/15), 12/1/30	560	498,551
Pennsylvania Turnpike Commission, 5.45%, (0.00% until 12/1/15), 12/1/35	1,125	971,392
Philadelphia, PA, Airport Revenue, (AMT), 5.00%, 6/15/26	2,815	3,065,704
Philadelphia, PA, Airport Revenue, (AMT), 5.00%, 6/15/27	2,790	3,013,172
Port Authority of New York and New Jersey, (AMT), 4.75%, 4/15/37(2)	4,980	5,224,070
Port Authority of New York and New Jersey, (AMT), 5.25%, 9/15/23(2)	5,025	5,732,520

See Notes to Financial Statements.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Transportation (continued)

Port Authority of New York and New Jersey, (AMT), 5.75%, 3/15/35(2)	$9,990	$11,504,884
Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	3,650	4,135,596
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	3,415	3,807,930
Walker Field, Public Airport Authority, CO, 4.75%, 12/1/27	1,090	1,106,012
Walker Field, Public Airport Authority, CO, 5.00%, 12/1/22	1,040	1,099,675

		$59,807,371

Total Tax-Exempt Municipal Securities — 112.8%
(identified cost $750,122,874)		$757,054,656

Taxable Municipal Securities — 0.5%

	Principal
	Amount
Security	(000’s omitted)	Value

General Obligations — 0.5%

California, 7.95%, 3/1/36(9)	$2,605	$3,103,805

Total Taxable Municipal Securities — 0.5%
(identified cost $3,092,679)		$3,103,805

Total Investments — 113.3%
(identified cost $753,215,553)		$760,158,461

Other Assets, Less Liabilities — (13.3)%		$(89,274,745)

Net Assets — 100.0%		$670,883,716

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- AMBAC Financial Group, Inc.
AMT	- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	- Berkshire Hathaway Assurance Corp.
FGIC	- Financial Guaranty Insurance Company
MFMR	- Multi-Family Mortgage Revenue
NPFG	- National Public Finance Guaranty Corp.

At January 31, 2012, the concentration of the Fund’s investments in the various states and territories, determined as a percentage of net assets, is as follows:

Texas	13.7%
New York	12.3%
Massachusetts	10.2%
Others, representing less than 10% individually	77.1%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2012, 16.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.7% to 5.3% of total investments.

(1)	Defaulted bond.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(3)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(4)	When-issued security.

(5)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(6)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At January 31, 2012, the aggregate value of these securities is $46,742,068 or 7.0% of the Fund’s net assets.

(7)	Security has been issued as a leveraged residual interest bond with a variable interest rate. The stated interest rate represents the rate in effect at January 31, 2012.

(8)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security held by the trust that issued the residual interest bond. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $5,200,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security held by the trust that issued the residual interest bond.

(9)	Build America Bond. Represents taxable municipal obligation issued pursuant to the America Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

See Notes to Financial Statements.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Statement of Assets and Liabilities

Assets	January 31, 2012

Investments, at value (identified cost, $753,215,553)	$760,158,461
Cash	7,800,743
Interest receivable	8,857,006
Receivable for investments sold	4,034,887
Receivable for Fund shares sold	2,174,356

Total assets	$783,025,453

Liabilities

Payable for floating rate notes issued	$86,287,000
Payable for investments purchased	8,244,608
Payable for when-issued securities	13,804,266
Payable for variation margin on open financial futures contracts	288,852
Payable for Fund shares redeemed	1,926,671
Distributions payable	763,455
Payable to affiliates:
Investment adviser fee	274,375
Distribution and service fees	218,219
Interest expense and fees payable	153,842
Accrued expenses	180,449

Total liabilities	$112,141,737

Net Assets	$670,883,716

Sources of Net Assets

Paid-in capital	$925,492,929
Accumulated net realized loss	(261,709,768)
Accumulated undistributed net investment income	1,776,475
Net unrealized appreciation	5,324,080

Net Assets	$670,883,716

Class A Shares

Net Assets	$376,495,988
Shares Outstanding	45,151,775
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.34
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$8.76

Class B Shares

Net Assets	$22,972,554
Shares Outstanding	2,763,901
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.31

Class C Shares

Net Assets	$146,788,068
Shares Outstanding	19,023,623
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.72

Class I Shares

Net Assets	$124,627,106
Shares Outstanding	14,931,640
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.35

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Statement of Operations

Year Ended
Investment Income	January 31, 2012

Interest	$45,276,782

Total investment income	$45,276,782

Expenses

Investment adviser fee	$3,289,945
Distribution and service fees
Class A	883,294
Class B	268,205
Class C	1,373,927
Trustees’ fees and expenses	22,905
Custodian fee	185,184
Transfer and dividend disbursing agent fees	265,573
Legal and accounting services	92,897
Printing and postage	50,143
Registration fees	72,793
Interest expense and fees	687,849
Miscellaneous	168,001

Total expenses	$7,360,716

Deduct —
Reduction of custodian fee	$2,387

Total expense reductions	$2,387

Net expenses	$7,358,329

Net investment income	$37,918,453

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(17,531,318)
Financial futures contracts	(15,575,761)

Net realized loss	$(33,107,079)

Change in unrealized appreciation (depreciation) —
Investments	$106,517,607
Financial futures contracts	(2,165,979)

Net change in unrealized appreciation (depreciation)	$104,351,628

Net realized and unrealized gain	$71,244,549

Net increase in net assets from operations	$109,163,002

See Notes to Financial Statements.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Statements of Changes in Net Assets

	Year Ended January 31,

Increase (Decrease) in Net Assets	2012	2011

From operations —
Net investment income	$37,918,453	$40,551,854
Net realized loss from investment transactions, financial futures contracts and swap contracts	(33,107,079)	(19,307,786)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	104,351,628	(20,724,408)

Net increase in net assets from operations	$109,163,002	$519,660

Distributions to shareholders —
From net investment income
Class A	$(20,828,601)	$(28,132,469)
Class B	(1,388,597)	(2,135,592)
Class C	(7,070,825)	(8,702,611)
Class I	(5,846,926)	(2,690,308)

Total distributions to shareholders	$(35,134,949)	$(41,660,980)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$63,503,662	$73,567,607
Class B	1,280,839	3,607,228
Class C	17,610,938	27,614,149
Class I	69,021,628	61,720,973
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	13,444,013	15,868,746
Class B	783,207	1,027,704
Class C	4,099,244	4,355,878
Class I	4,567,170	1,222,861
Cost of shares redeemed
Class A	(111,482,718)	(191,666,865)
Class B	(5,880,584)	(10,114,971)
Class C	(31,104,988)	(44,617,028)
Class I	(25,653,556)	(22,664,641)
Net asset value of shares exchanged
Class A	7,617,143	7,458,422
Class B	(7,617,143)	(7,458,422)

Net increase (decrease) in net assets from Fund share transactions	$188,855	$(80,078,359)

Net increase (decrease) in net assets	$74,216,908	$(121,219,679)

Net Assets

At beginning of year	$596,666,808	$717,886,487

At end of year	$670,883,716	$596,666,808

Accumulated undistributed net investment income included in net assets

At end of year	$1,776,475	$1,938,370

See Notes to Financial Statements.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Statement of Cash Flows

Year Ended
Cash Flows From Operating Activities	January 31, 2012

Net increase in net assets from operations	$109,163,002
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(135,237,680)
Investments sold	138,814,992
Net amortization/accretion of premium (discount)	(7,796,724)
Decrease in interest receivable	1,107,047
Increase in receivable for investments sold	(1,475,756)
Decrease in receivable for variation margin on open financial futures contracts	278,297
Increase in payable for investments purchased	5,938,721
Increase in payable for when-issued securities	13,804,266
Increase in payable for variation margin on open financial futures contracts	288,852
Decrease in payable to affiliate for investment adviser fee	(35,533)
Decrease in payable to affiliate for distribution and service fees	(9,982)
Decrease in interest expense and fees payable	(5,528)
Decrease in accrued expenses	(121,822)
Net change in unrealized (appreciation) depreciation from investments	(106,517,607)
Net realized loss from investments	17,531,318

Net cash provided by operating activities	$35,725,863

Cash Flows From Financing Activities

Proceeds from Fund shares sold	$150,506,157
Fund shares redeemed	(174,328,368)
Distributions paid, net of reinvestments	(12,819,122)
Proceeds from secured borrowings	7,500,000
Repayment of secured borrowings	(3,180,000)

Net cash used in financing activities	$(32,321,333)

Net increase in cash	$3,404,530

Cash at beginning of year	$4,396,213

Cash at end of year	$7,800,743

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$22,893,634
Cash paid for interest and fees	693,377

See Notes to Financial Statements.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Financial Highlights

	Class A

	Year Ended January 31,

	2012	2011	2010	2009	2008

Net asset value — Beginning of year	$7.410	$7.900	$6.440	$9.780	$10.730

Income (Loss) From Operations

Net investment income(1)	$0.491	$0.472	$0.488	$0.504	$0.490
Net realized and unrealized gain (loss)	0.894	(0.479)	1.452	(3.351)	(0.955)

Total income (loss) from operations	$1.385	$(0.007)	$1.940	$(2.847)	$(0.465)

Less Distributions

From net investment income	$(0.455)	$(0.483)	$(0.480)	$(0.493)	$(0.485)

Total distributions	$(0.455)	$(0.483)	$(0.480)	$(0.493)	$(0.485)

Net asset value — End of year	$8.340	$7.410	$7.900	$6.440	$9.780

Total Return(2)	19.34%	(0.35)%	31.04%	(29.94)%	(4.47)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$376,496	$361,171	$481,346	$407,816	$788,563
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.93%	0.99%	1.00%	0.97%	0.86	%(3)
Interest and fee expense(4)	0.11%	0.12%	0.11%	0.35%	0.52%
Total expenses before custodian fee reduction	1.04%	1.11%	1.11%	1.32%	1.38	%(3)
Expenses after custodian fee reduction excluding interest and fees	0.93%	0.99%	1.00%	0.96%	0.85	%(3)
Net investment income	6.35%	5.90%	6.72%	5.97%	4.74%
Portfolio Turnover	19%	12%	22%	35%	43%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.
(4)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

See Notes to Financial Statements.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Financial Highlights — continued

	Class B

	Year Ended January 31,

	2012	2011	2010	2009	2008

Net asset value — Beginning of year	$7.390	$7.880	$6.430	$9.750	$10.700

Income (Loss) From Operations

Net investment income(1)	$0.433	$0.410	$0.432	$0.440	$0.412
Net realized and unrealized gain (loss)	0.883	(0.477)	1.448	(3.336)	(0.956)

Total income (loss) from operations	$1.316	$(0.067)	$1.880	$(2.896)	$(0.544)

Less Distributions

From net investment income	$(0.396)	$(0.423)	$(0.430)	$(0.424)	$(0.406)

Total distributions	$(0.396)	$(0.423)	$(0.430)	$(0.424)	$(0.406)

Net asset value — End of year	$8.310	$7.390	$7.880	$6.430	$9.750

Total Return(2)	18.35%	(1.09)%	30.02%	(30.42)%	(5.20)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$22,973	$31,380	$46,335	$46,123	$92,895
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.68%	1.74%	1.76%	1.72%	1.61	%(3)
Interest and fee expense(4)	0.11%	0.12%	0.11%	0.35%	0.52%
Total expenses before custodian fee reduction	1.79%	1.86%	1.87%	2.07%	2.13	%(3)
Expenses after custodian fee reduction excluding interest and fees	1.68%	1.74%	1.76%	1.71%	1.60	%(3)
Net investment income	5.64%	5.14%	5.99%	5.23%	4.00%
Portfolio Turnover	19%	12%	22%	35%	43%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.
(4)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

See Notes to Financial Statements.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Financial Highlights — continued

	Class C

	Year Ended January 31,

	2012	2011	2010	2009	2008

Net asset value — Beginning of year	$6.860	$7.310	$5.970	$9.050	$9.930

Income (Loss) From Operations

Net investment income(1)	$0.400	$0.380	$0.401	$0.408	$0.382
Net realized and unrealized gain (loss)	0.827	(0.437)	1.339	(3.095)	(0.885)

Total income (loss) from operations	$1.227	$(0.057)	$1.740	$(2.687)	$(0.503)

Less Distributions

From net investment income	$(0.367)	$(0.393)	$(0.400)	$(0.393)	$(0.377)

Total distributions	$(0.367)	$(0.393)	$(0.400)	$(0.393)	$(0.377)

Net asset value — End of year	$7.720	$6.860	$7.310	$5.970	$9.050

Total Return(2)	18.44%	(1.02)%	29.92%	(30.40)%	(5.19)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$146,788	$139,798	$162,425	$123,933	$244,680
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.68%	1.73%	1.75%	1.72%	1.61	%(3)
Interest and fee expense(4)	0.11%	0.12%	0.11%	0.35%	0.52%
Total expenses before custodian fee reduction	1.79%	1.85%	1.86%	2.07%	2.13	%(3)
Expenses after custodian fee reduction excluding interest and fees	1.68%	1.73%	1.75%	1.71%	1.60	%(3)
Net investment income	5.60%	5.14%	5.95%	5.23%	3.99%
Portfolio Turnover	19%	12%	22%	35%	43%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.
(4)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

See Notes to Financial Statements.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Financial Highlights — continued

	Class I

	Year Ended January 31,
					Period Ended
	2012	2011	2010	2009	January 31, 2008(1)

Net asset value — Beginning of period	$7.420	$7.910	$6.440	$9.780	$10.720

Income (Loss) From Operations

Net investment income(2)	$0.504	$0.486	$0.505	$0.520	$0.358
Net realized and unrealized gain (loss)	0.900	(0.474)	1.461	(3.345)	(0.923)

Total income (loss) from operations	$1.404	$0.012	$1.966	$(2.825)	$(0.565)

Less Distributions

From net investment income	$(0.474)	$(0.502)	$(0.496)	$(0.515)	$(0.375)

Total distributions	$(0.474)	$(0.502)	$(0.496)	$(0.515)	$(0.375)

Net asset value — End of period	$8.350	$7.420	$7.910	$6.440	$9.780

Total Return(3)	19.60%	(0.12)%	31.48%	(29.75)%	(5.33	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$124,627	$64,318	$27,780	$3,442	$2,060
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.68%	0.73%	0.74%	0.71%	0.61	%(5)
Interest and fee expense(6)	0.11%	0.12%	0.11%	0.35%	0.52	%(5)
Total expenses before custodian fee reduction	0.79%	0.85%	0.85%	1.06%	1.13	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.68%	0.73%	0.74%	0.70%	0.60	%(5)
Net investment income	6.49%	6.10%	6.66%	6.57%	4.94	%(5)
Portfolio Turnover	19%	12%	22%	35%	43	%(7)

(1)	For the period from the start of business, May 9, 2007, to January 31, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Annualized.
(6)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).
(7)	For the year ended January 31, 2008.

See Notes to Financial Statements.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance High Yield Municipal Income Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund seeks to provide high current income exempt from regular federal income tax. The Fund primarily invests in high yield municipal obligations with maturities of ten years or more. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At January 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $218,903,049 and realized capital losses of $47,076,361 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on January 31, 2013 ($23,032,310), January 31, 2014 ($6,453,293), January 31, 2016 ($14,863,328), January 31, 2017 ($49,195,524), January 31, 2018 ($115,791,581) and January 31, 2019 ($9,567,013). For tax years beginning after December 22, 2010, current year net realized capital losses are treated as arising on the first day of the Fund’s next taxable year. Such capital losses are treated as realized prior to the utilization of the capital loss carryforward.

As of January 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended January 31, 2012 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Notes to Financial Statements — continued

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Fund may sell a variable or fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker. The broker deposits a bond into the SPV with the same CUSIP number as the bond sold to the broker by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the broker transfer the Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the broker the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At January 31, 2012, the amount of the Fund’s Floating Rate Notes outstanding and the related collateral were $86,287,000 and $143,018,598, respectively. The range of interest rates on the Floating Rate Notes outstanding at January 31, 2012 was 0.08% to 0.21%. For the year ended January 31, 2012, the Fund’s average Floating Rate Notes outstanding and the average interest rate including fees were $85,849,082 and 0.80%, respectively.

The Fund may enter into shortfall and forbearance agreements with the broker by which the Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Fund had no shortfalls as of January 31, 2012.

The Fund may also purchase residual interest bonds from brokers in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Fund’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Fund’s investment policies do not allow the Fund to borrow money except as permitted by the 1940 Act. Management believes that the Fund’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Fund’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Fund’s restrictions apply. Residual interest bonds held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Notes to Financial Statements — continued

J Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

M Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2 Distributions to Shareholders

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2012 and January 31, 2011 was as follows:

	Year Ended January 31,

	2012	2011

Distributions declared from:
Tax-exempt income	$35,033,065	$40,929,134
Ordinary income	$101,884	$731,846

During the year ended January 31, 2012, accumulated net realized loss was decreased by $3,653,304, accumulated undistributed net investment income was decreased by $2,945,399 and paid-in capital was decreased by $707,905 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for accretion of market discount and expenditures on defaulted bonds. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of January 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed tax-exempt income	$3,036,209
Capital loss carryforward and deferred capital losses	$(265,979,410)
Net unrealized appreciation	$9,097,442
Other temporary differences	$(763,455)

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Notes to Financial Statements — continued

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, wash sales, futures contracts, residual interest bonds, expenditures on defaulted bonds, defaulted bond interest and accretion of market discount.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Fund and BMR, the fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

	Annual Asset Rate		Daily Income Rate
	Effective	Prior to	Effective	Prior to
Daily Net Assets	May 1, 2011	May 1, 2011	May 1, 2011	May 1, 2011

Up to $500 million	0.3150%	0.3500%	3.1500%	3.5000%
$500 million but less than $750 million	0.2925	0.3250	2.9250	3.2500
$750 million but less than $1 billion	0.2700	0.3000	2.9250	3.2500
$1 billion but less than $1.5 billion	0.2700	0.3000	2.7000	3.0000

On average daily net assets of $1.5 billion or more, the rates are further reduced. The fee reductions cannot be terminated without the consent of the Trustees and shareholders. For the year ended January 31, 2012, the investment adviser fee amounted to $3,289,945 or 0.54% of the Fund’s average daily net assets. EVM serves as the administrator of the Fund, but receives no compensation. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended January 31, 2012, EVM earned $12,131 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $60,285 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2012. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2012 amounted to $883,294 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended January 31, 2012, the Fund paid or accrued to EVD $201,154 and $1,030,445 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets for Class B and Class C shares. At January 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $9,005,000 and $30,148,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended January 31, 2012 amounted to $67,051 and $343,482 for Class B and Class C shares, respectively.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Notes to Financial Statements — continued

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended January 31, 2012, the Fund was informed that EVD received approximately $24,000, $36,000 and $22,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $135,237,680 and $138,814,992, respectively, for the year ended January 31, 2012.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Class A	2012	2011

Sales	8,170,023	9,278,323
Issued to shareholders electing to receive payments of distributions in Fund shares	1,733,505	1,990,362
Redemptions	(14,468,455)	(24,380,940)
Exchange from Class B shares	980,073	934,605

Net decrease	(3,584,854)	(12,177,650)

	Year Ended January 31,
Class B	2012	2011

Sales	164,979	454,519
Issued to shareholders electing to receive payments of distributions in Fund shares	101,480	129,342
Redemptions	(767,833)	(1,279,751)
Exchange to Class A shares	(982,879)	(937,393)

Net decrease	(1,484,253)	(1,633,283)

	Year Ended January 31,
Class C	2012	2011

Sales	2,447,498	3,735,971
Issued to shareholders electing to receive payments of distributions in Fund shares	571,124	591,016
Redemptions	(4,381,497)	(6,148,979)

Net decrease	(1,362,875)	(1,821,992)

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Notes to Financial Statements — continued

	Year Ended January 31,
Class I	2012	2011

Sales	8,990,368	7,866,195
Issued to shareholders electing to receive payments of distributions in Fund shares	586,498	154,800
Redemptions	(3,316,956)	(2,862,534)

Net increase	6,259,910	5,158,461

8 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at January 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$664,774,019

Gross unrealized appreciation	$60,340,389
Gross unrealized depreciation	(51,242,947)

Net unrealized appreciation	$9,097,442

9 Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended January 31, 2012.

10 Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at January 31, 2012 is as follows:

Futures Contracts
					Net
Expiration					Unrealized
Month/Year	Contracts	Position	Aggregate Cost	Value	Depreciation

3/12	325 U.S. 10-Year Treasury Note	Short	$(42,124,991)	$(42,981,250)	$(856,259)
3/12	268 U.S. 30-Year Treasury Bond	Short	(38,214,681)	(38,977,250)	(762,569)

					$(1,618,828)

At January 31, 2012, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Notes to Financial Statements — continued

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund purchases and sells U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at January 31, 2012 was as follows:

	Fair Value
	Asset Derivative	Liability Derivative

Futures Contracts	$—	$(1,618,828	)(1)

Total	$—	$(1,618,828)

(1)	Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended January 31, 2012 was as follows:

	Realized Gain (Loss)		Change in Unrealized
	on Derivatives Recognized		Appreciation (Depreciation) on
	in Income		Derivatives Recognized in Income

Futures Contracts	$(15,575,761	)(1)	$(2,165,979	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amount of futures contracts outstanding during the year ended January 31, 2012, which is indicative of the volume of this derivative type, was approximately $66,992,000.

11 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Notes to Financial Statements — continued

At January 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$757,054,656	$—	$757,054,656
Taxable Municipal Securities	—	3,103,805	—	3,103,805

Total Investments	$—	$760,158,461	$—	$760,158,461

Liability Description

Futures Contracts	$(1,618,828)	$—	$—	$(1,618,828)

Total	$(1,618,828)	$—	$—	$(1,618,828)

The Fund held no investments or other financial instruments as of January 31, 2011 whose fair value was determined using Level 3 inputs. At January 31, 2012, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance High Yield Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Yield Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust II), including the portfolio of investments, as of January 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Yield Municipal Income Fund as of January 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 19, 2012

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends. The Fund designates 99.71% of dividends from net investment income as an exempt-interest dividend.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Management and Organization

Fund Management. The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 181 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 181 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

Management and Organization — continued

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Trust	Service	During Past Five Years

Cynthia J. Clemson 1963	President	Since 2005	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Eaton Vance
High Yield Municipal Income Fund

January 31, 2012

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

416-3/12	HYSRC

Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund Annual Report January 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2012
Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	20
Federal Tax Information	21
Management and Organization	22
Important Notices	24

Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund
January 31, 2012
Management’s Discussion of Fund Performance1
Economic and Market Conditions
Early in the fiscal year, in the February-March 2011 timeframe, economic indicators seemed to show that a modest economic recovery was under way. But in the second quarter of 2011, Europe’s sovereign debt problems began to intensify, causing investors to worry about the potential impact on the U.S. economy and U.S. banks.
Meanwhile, unemployment remained stubbornly high, the housing market was stagnant, and Congressional wrangling over the debt ceiling led Standard & Poor’s (S&P) to downgrade U.S. Treasuries. Signs indicating the potential for a double-dip recession began to increase. Reacting to this turmoil, the S&P 500 Index2 fell more than 15% in just over two weeks during late July and early August of 2011 and spent the rest of the period ending January 31, 2012 clawing its way back. After 12 months of turmoil, the S&P 500 Index finished the period with a 4.22% gain. Overseas, however, both developed and emerging equity markets suffered significant losses during the same timeframe. Against this backdrop, Treasury yields rose slightly in the early months of the period but then began to fall as economic indicators suggested a weak U.S. economy. Intensifying European sovereign debt problems further helped Treasuries with a flight to safety beginning in the second quarter of 2011. Treasury prices rose and yields fell significantly in the third quarter and equity markets declined. Municipal bonds rallied as well, but not to the same degree.
As the period wore on, however, several factors caused performance of municipals to improve. The fear that had overhung the municipal market subsided as the massive defaults predicted by high-profile market analysts failed to materialize and the fiscal situation for many issuers began to recover. For the period as a whole, lower-rated municipals outperformed higher-rated issues and longer-maturity bonds outperformed shorter-maturity bonds.
For the one-year period as a whole, the Fund’s primary benchmark, the Barclays Capital Managed Money 10+ Year Index (the Index)—a broad measure of U.S. municipal bond performance—rose 19.72%.
Fund Performance
For the fiscal year ending January 31, 2012, Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund’s (the Fund)
Class A shares at net asset value (NAV) had a total return of 22.53%, outperforming the 19.72% return of the Index.
The Fund seeks to achieve after-tax total return with a focus on capital preservation by investing in municipal, Treasury and agency bonds of long duration and high quality, generally rated AA6 and above. Management strives to add value by crossing over from municipals to U.S. government bonds and vice versa, according to which sector is more attractively valued at a given time. Management also pursues after-tax total return through relative value trading to take advantage of inefficiencies within the municipal market. The Fund buys municipal issues directly at institutional pricing and opportunistically resells them into the retail market at higher prices after considering tax implications in order to maximize after-tax return. The Fund does not employ leverage or hedging as part of its strategy.
For the 12-month period, the primary driver of performance was relative value trading, also referred to as security selection. In late 2010, prior to the start of the period, and into the early part of this period, management took advantage of turmoil in the municipal market to purchase high-quality bonds at what we felt were attractive valuations. This provided a foundation for relative value trades through the rest of the period, which contributed to the Fund’s performance versus the Index. Our trades were also helped by a shortage in municipal supply for much of the period and, conversely, by occasional spikes in supply that presented additional lower-cost buying opportunities.
In contrast, the Fund’s higher credit quality detracted from performance relative to the Index. While the Fund and the Index both hold only AAA- and AA-rated bonds, the Fund had a larger weighting in AAA credits during a period when lower-rated issues outperformed. Duration detracted modestly from results as well. The Fund’s duration was slightly shorter than that of the Index as yields declined, the yield curve flattened, and longer-maturity issues outperformed.
Because municipal bonds were more attractively valued than Treasuries throughout the period, the Fund was 100% invested in municipals during the fiscal year and the crossover strategy was not employed.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund
January 31, 2012
Performance2,3
Portfolio Managers James H. Evans, CFA; Brian C. Barney, CFA; Christopher J. Harshman

			Since
% Average Annual Total Returns	Inception Date	One Year	Inception

Class A at NAV	2/1/2010	22.53%	12.42%
Class A at 4.75% Maximum Sales Charge	—	16.70	9.72
Class C at NAV	2/1/2010	21.54	11.55
Class C at 1% Maximum Sales Charge	—	20.54	11.55
Class I at NAV	2/1/2010	22.71	12.64
Barclays Capital Managed Money 10+ Year Index	2/1/2010	19.72%	9.08%
Barclays Capital 15 Year Municipal Bond Index	2/1/2010	17.50	8.87

			Since
% After-Tax Returns with Maximum Sales Charge	Inception Date	One Year	Inception

Class A After Taxes on Distributions	2/1/2010	16.60%	9.20%
Class A After Taxes on Distributions and Sale of Fund Shares	—	11.71	8.32
Class C After Taxes on Distributions	2/1/2010	20.43	11.03
Class C After Taxes on Distributions and Sale of Fund Shares	—	13.97	9.80
Class I After Taxes on Distributions	2/1/2010	22.60	12.11
Class I After Taxes on Distributions and Sale of Fund Shares	—	15.75	10.87

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I

Gross	8.12%	8.87%	7.87%
Net	0.95	1.70	0.70

% Distribution Rates/Yields[5]	Class A	Class C	Class I

Distribution Rate	1.53%	1.09%	1.70%
SEC 30-day Yield	0.99	0.54	1.40

Growth of $250,000
This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
Growth of $250,000	Period Beginning	At NAV	Sales Charge

Class A	2/1/10	$316,181	$301,125

Class C	2/1/10	$311,285	N.A.

Growth of $10,000

Class A	2/1/10	$12,647	$12,045

Class C	2/1/10	$12,451	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund
January 31, 2012
Fund Profile
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund
January 31, 2012
Endnotes and Additional Disclosures
1	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

2	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance.Barclays Capital Managed Money 10+ Year Index is the long component of the Barclays Capital Municipal Managed Money Bond Index, a rules-based, market-value-weighted index engineered for the tax-exempt bond market. Barclays Capital 15 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 12-17 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

3	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

4	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 5/31/13. Without the reimbursement, performance would have been lower.

5	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital. SEC 30-day Yield is calculated by dividing the net investment income per share for the 30-day period by the maximum offering price at the end of the period and annualizing the result. Subsidized yield reflects the effect of fee waivers and expense reimbursements.

6	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.
Fund profile subject to change due to active management.
Important Notice to Shareholders
Effective January 31, 2012, Brian Barney replaced Joseph Davolio as a portfolio manager of Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund.

5

Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2012

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2011 – January 31, 2012).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid		Annualized
	Account Value	Account Value	During Period*		Expense
	(8/1/11)	(1/31/12)	(8/1/11 – 1/31/12)		Ratio

Actual
Class A	$1,000.00	$1,126.50	$5.09	**	0.95%
Class C	$1,000.00	$1,120.60	$9.09	**	1.70%
Class I	$1,000.00	$1,126.90	$3.75	**	0.70%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.40	$4.84	**	0.95%
Class C	$1,000.00	$1,016.60	$8.64	**	1.70%
Class I	$1,000.00	$1,021.70	$3.57	**	0.70%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2011.

**	Absent an allocation of expenses to an affiliate, expenses would be higher.

6

Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2012

Portfolio of Investments

Tax-Exempt Investments — 98.5%

	Principal
	Amount
Security	(000’s omitted)	Value

Bond Bank — 3.1%

Minnesota Public Facilities Authority, Revolving Fund Revenue, 5.00%, 3/1/22	$1,000	$1,249,690
New York Environmental Facilities Corp., Revolving Fund Revenue, 5.00%, 6/15/29	50	59,031

		$1,308,721

Education — 6.7%

Illinois Finance Authority, (University of Chicago), 5.00%, 10/1/31(1)	$750	$885,727
University of California, 5.125%, 5/15/29	80	93,835
University of Colorado, Enterprise Revenue, 5.00%, 6/1/28	450	542,493
University of Mississippi, Educational Building Corp., (Student Housing Construction Project), 5.00%, 10/1/28	300	352,074
University of Virginia, 5.00%, 9/1/27	150	186,227
Virginia College Building Authority, (Public Higher Education Financing), 5.00%, 9/1/27	625	762,050
Washington State University, 5.00%, 4/1/32	15	16,600

		$2,839,006

Electric Utilities — 5.6%

Huntsville, AL, Electric System Revenue, 5.25%, 12/1/29	$2,000	$2,398,580

		$2,398,580

General Obligations — 35.4%

Beaumont, TX, Independent School District, 5.00%, 2/15/28	$100	$120,517
Dallas, TX, Independent School District, 6.25%, 2/15/24	85	105,995
DeKalb, Kane & Lasalle Counties, IL, Community College District No. 523, 0.00%, 2/1/27	150	71,676
Delaware, 5.00%, 7/1/28	250	303,405
Duncanville, TX, Independent School District, 4.00%, 2/15/33(1)	3,500	3,825,220
Fairfax County, VA, 4.00%, 4/1/27(1)	1,700	1,909,032
Florida Board of Education, Full Faith and Credit, Capital Outlay, 5.00%, 6/1/25	625	770,606
Lake County, IL, Community Consolidated School District No. 50, 5.75%, 1/1/31	100	115,569
Las Vegas Valley Water District, NV, 5.00%, 6/1/22	75	86,563
Las Vegas Valley Water District, NV, 5.00%, 2/1/27	400	445,092
Las Vegas Valley Water District, NV, 5.25%, 6/1/26	700	837,942
Loudoun County, VA, 5.00%, 12/1/22	50	63,358
Nevada, (Capital Improvement, Cultural Affairs and Refunding), 5.00%, 8/1/25	450	532,039
New York, 5.00%, 2/15/26	500	587,405
New York, 5.00%, 2/15/28	100	119,889
New York, 5.25%, 2/15/24	105	133,867
North Carolina, 5.00%, 5/1/21	50	63,968
Phoenix, AZ, 4.50%, 7/1/24	200	215,946
Portland, OR, Community College District, 5.00%, 6/15/28	1,000	1,197,460
Sharyland, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/34(1)	1,500	1,731,465
Temple, TX, Independent School District, 4.00%, 2/1/22	100	117,171
Tennessee, 5.00%, 10/1/25	200	252,936
Texas Transportation Commission, Mobility Fund, 5.00%, 4/1/30	1,250	1,452,800

		$15,059,921

Hospital — 7.1%

California Health Facilities Financing Authority, (Scripps Health), 5.00%, 11/15/32(1)	$1,000	$1,108,930
Charlotte-Mecklenburg, NC, Hospital Authority, 5.125%, 1/15/37	40	43,437
Maryland Health and Higher Educational Facilities Authority, (Johns Hopkins Health Care), 5.00%, 5/15/25	100	119,007
Massachusetts Development Finance Agency, (Partners Healthcare System), 5.00%, 7/1/26	500	592,535
Massachusetts Development Finance Agency, (Partners Healthcare System), 5.00%, 7/1/31	1,000	1,135,310

		$2,999,219

Industrial Development Revenue — 0.3%

Pigeon Forge, TN, Industrial Development Board, 5.00%, 6/1/29	$125	$142,863

		$142,863

Insured – Special Tax Revenue — 3.1%

Massachusetts School Building Authority, (AGM), 5.00%, 8/15/30	$1,180	$1,318,567

		$1,318,567

Lease Revenue / Certificates of Participation — 0.3%

Palm Beach County, FL, School Board, 5.00%, 8/1/22	$100	$118,094

		$118,094

See Notes to Financial Statements.
7

Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2012

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Other Revenue — 2.9%

Arkansas Development Finance Authority, (Capital Improvement), 5.00%, 6/1/25	$1,000	$1,236,770

		$1,236,770

Special Tax Revenue — 7.4%

Harris County, TX, Flood Control District, 5.00%, 10/1/27	$1,030	$1,233,755
Illinois, Sales Tax Revenue, 5.00%, 6/15/29	450	511,807
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 12/15/24	800	931,352
New York, NY, Transitional Finance Authority, (Future Tax), 5.00%, 2/1/28	400	479,968

		$3,156,882

Transportation — 5.5%

Arizona Transportation Board, Highway Revenue, 5.25%, 7/1/26	$1,000	$1,237,010
Arizona Transportation Board, Highway Revenue, 5.25%, 7/1/31	500	598,710
Chicago Transit Authority, IL, 5.25%, 12/1/31	450	516,028

		$2,351,748

Utilities — 0.3%

Colorado Springs, CO, 5.25%, 11/15/33	$100	$120,392

		$120,392

Water and Sewer — 20.8%

Canadian River, TX, Municipal Water Authority, (Conjunctive Use Groundwater Supply Project), 5.00%, 2/15/31	$500	$567,840
Cape Fear, NC, Public Utility Authority, Water and Sewer System, 5.00%, 8/1/28	300	358,449
Charleston, SC, Waterworks and Sewer Revenue, 5.00%, 1/1/29	100	120,268
Fairfax County, VA, Water Authority, 5.00%, 4/1/28	2,000	2,488,020
Gwinnett County, GA, Water and Sewerage Authority, 5.00%, 8/1/24	1,000	1,267,300
Lakeland, FL, Water and Wastewater Revenue, 5.00%, 10/1/28	500	594,675
Massachusetts Water Resources Authority, 5.00%, 8/1/24	200	250,616
Massachusetts Water Resources Authority, 5.00%, 8/1/28	1,000	1,214,480
Metro Wastewater Reclamation District, CO, 5.00%, 4/1/27	1,350	1,677,753
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.50%, 6/15/22	25	31,203
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.625%, 6/15/24	50	62,610
Seattle, WA, Water System, 5.25%, 2/1/33	200	224,718

		$8,857,932

Total Tax-Exempt Investments — 98.5%
(identified cost $40,028,461)		$41,908,695

Other Assets, Less Liabilities — 1.5%		$629,558

Net Assets — 100.0%		$42,538,253

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGM	- Assured Guaranty Municipal Corp.
PSF	- Permanent School Fund

At January 31, 2012, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	21.5%
Virginia	12.7%
Massachusetts	10.6%
Others, representing less than 10% individually	53.7%

(1)	When-issued security.

See Notes to Financial Statements.
8

Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2012

Statement of Assets and Liabilities

Assets	January 31, 2012

Investments, at value (identified cost, $40,028,461)	$41,908,695
Cash	9,899,460
Interest receivable	307,468
Receivable for Fund shares sold	1,622,779

Total assets	$53,738,402

Liabilities

Payable for investments purchased	$1,794,068
Payable for when-issued securities	9,302,116
Payable for Fund shares redeemed	468
Distributions payable	35,450
Payable to affiliates:
Investment adviser and administration fee	27,074
Distribution and service fees	2,590
Accrued expenses	38,383

Total liabilities	$11,200,149

Net Assets	$42,538,253

Sources of Net Assets

Paid-in capital	$40,080,181
Accumulated net realized gain	577,665
Accumulated undistributed net investment income	173
Net unrealized appreciation	1,880,234

Net Assets	$42,538,253

Class A Shares

Net Assets	$16,142,773
Shares Outstanding	1,378,782
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.71
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$12.29

Class C Shares

Net Assets	$547,237
Shares Outstanding	46,748
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.71

Class I Shares

Net Assets	$25,848,243
Shares Outstanding	2,208,125
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.71

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
9

Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2012

Statement of Operations

Year Ended
Investment Income	January 31, 2012

Interest	$251,473

Total investment income	$251,473

Expenses

Investment adviser and administration fee	$54,783
Distribution and service fees
Class A	4,672
Class C	1,646
Trustees’ fees and expenses	1,080
Custodian fee	21,161
Transfer and dividend disbursing agent fees	2,768
Legal and accounting services	24,376
Printing and postage	15,322
Registration fees	47,122
Miscellaneous	10,600

Total expenses	$183,530

Deduct —
Reduction of custodian fee	$112
Allocation of expenses to affiliate	112,158

Total expense reductions	$112,270

Net expenses	$71,260

Net investment income	$180,213

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$647,903

Net realized gain	$647,903

Change in unrealized appreciation (depreciation) —
Investments	$1,949,773

Net change in unrealized appreciation (depreciation)	$1,949,773

Net realized and unrealized gain	$2,597,676

Net increase in net assets from operations	$2,777,889

See Notes to Financial Statements.
10

Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2012

Statements of Changes in Net Assets

	Year Ended January 31,

Increase (Decrease) in Net Assets	2012	2011

From operations —
Net investment income	$180,213	$55,182
Net realized gain from investment transactions	647,903	56,593
Net change in unrealized appreciation (depreciation) from investments	1,949,773	(69,539)

Net increase in net assets from operations	$2,777,889	$42,236

Distributions to shareholders —
From net investment income
Class A	$(29,450)	$(2,260)
Class C	(2,242)	(1,884)
Class I	(148,480)	(51,034)
From net realized gain
Class A	(8,285)	(3,143)
Class C	(931)	(5,294)
Class I	(60,141)	(49,096)

Total distributions to shareholders	$(249,529)	$(112,711)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$16,123,546	$150,693
Class C	573,719	261,950
Class I	21,909,751	2,012,300
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	33,062	4,859
Class C	2,565	6,590
Class I	8,225	7,633
Cost of shares redeemed
Class A	(679,740)	(1,042)
Class C	(209,089)	(109,245)
Class I	(350)	(15,059)

Net increase in net assets from Fund share transactions	$37,761,689	$2,318,679

Net increase in net assets	$40,290,049	$2,248,204

Net Assets

At beginning of year	$2,248,204	$—

At end of year	$42,538,253	$2,248,204

Accumulated undistributed net investment income included in net assets

At end of year	$173	$172

See Notes to Financial Statements.
11

Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2012

Financial Highlights

	Class A

	Year Ended January 31,

	2012	2011

Net asset value — Beginning of year	$9.810	$10.000

Income (Loss) From Operations

Net investment income	$0.249	$0.268
Net realized and unrealized gain	1.929	0.056 (1)

Total income from operations	$2.178	$0.324

Less Distributions

From net investment income	$(0.249)	$(0.267)
From net realized gain	(0.029)	(0.247)

Total distributions	$(0.278)	$(0.514)

Net asset value — End of year	$11.710	$9.810

Total Return(2)	22.53%	3.21%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$16,143	$149
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.95%	0.95%
Net investment income	1.57%	2.65%
Portfolio Turnover	239%	200%

(1)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser and administrator subsidized certain operating expenses equal to 1.21% and 7.17% of average daily net assets for the years ended January 31, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
12

Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2012

Financial Highlights — continued

	Class C

	Year Ended January 31,

	2012	2011

Net asset value — Beginning of year	$9.810	$10.000

Income (Loss) From Operations

Net investment income	$0.172	$0.192
Net realized and unrealized gain	1.929	0.056 (1)

Total income from operations	$2.101	$0.248

Less Distributions

From net investment income	$(0.172)	$(0.191)
From net realized gain	(0.029)	(0.247)

Total distributions	$(0.201)	$(0.438)

Net asset value — End of year	$11.710	$9.810

Total Return(2)	21.54%	2.44%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$547	$141
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.70%	1.70%
Net investment income	1.36%	1.88%
Portfolio Turnover	239%	200%

(1)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser and administrator subsidized certain operating expenses equal to 1.21% and 7.17% of average daily net assets for the years ended January 31, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
13

Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2012

Financial Highlights — continued

	Class I

	Year Ended January 31,

	2012	2011

Net asset value — Beginning of year	$9.810	$10.000

Income (Loss) From Operations

Net investment income	$0.274	$0.294
Net realized and unrealized gain	1.929	0.056 (1)

Total income from operations	$2.203	$0.350

Less Distributions

From net investment income	$(0.274)	$(0.293)
From net realized gain	(0.029)	(0.247)

Total distributions	$(0.303)	$(0.540)

Net asset value — End of year	$11.710	$9.810

Total Return(2)	22.71%	3.47%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$25,848	$1,958
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.70%	0.70%
Net investment income	2.05%	2.86%
Portfolio Turnover	239%	200%

(1)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser and administrator subsidized certain operating expenses equal to 1.21% and 7.17% of average daily net assets for the years ended January 31, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
14

Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2012

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek after-tax total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on February 1, 2010 to January 31, 2012 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts

15

Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2012

Notes to Financial Statements — continued

business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2 Distributions to Shareholders

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2012 and January 31, 2011 was as follows:

	Year Ended January 31,

	2012	2011

Distributions declared from:
Tax-exempt income	$180,172	$55,198
Ordinary income	$65,096	$57,513
Long-term capital gains	$4,261	$—

During the year ended January 31, 2012, accumulated net realized gain was increased by $40 and accumulated undistributed net investment income was decreased by $40 due to differences between book and tax accounting, primarily for accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of January 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed tax-exempt income	$35,623
Undistributed ordinary income	$565,759
Undistributed long-term capital gains	$11,843
Net unrealized appreciation	$1,880,297
Other temporary differences	$(35,450)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to accretion of market discount, tax treatment of short-term capital gains and the timing of recognizing distributions to shareholders.

16

Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2012

Notes to Financial Statements — continued

3 Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.60% of the Fund’s average daily net assets up to $1 billion and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. For the year ended January 31, 2012, the investment adviser and administration fee amounted to $54,783 or 0.60% of the Fund’s average daily net assets. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses exceed 0.95%, 1.70% and 0.70% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after May 31, 2013. Pursuant to this agreement, EVM was allocated $112,158 of the Fund’s operating expenses for the year ended January 31, 2012.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended January 31, 2012, EVM earned $86 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $5,947 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2012. EVD also received distribution and services fees from Class A and Class C shares (see Note 4).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2012 amounted to $4,672 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended January 31, 2012, the Fund paid or accrued to EVD $1,237 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2012 amounted to $409 for Class C shares.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended January 31, 2012, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $60,772,370 and $23,554,484, respectively, for the year ended January 31, 2012.

17

Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2012

Notes to Financial Statements — continued

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,

Class A	2012	2011

Sales	1,422,998	14,773
Issued to shareholders electing to receive payments of distributions in Fund shares	2,955	487
Redemptions	(62,332)	(99)

Net increase	1,363,621	15,161

	Year Ended January 31,

Class C	2012	2011

Sales	51,270	24,977
Issued to shareholders electing to receive payments of distributions in Fund shares	237	662
Redemptions	(19,148)	(11,250)

Net increase	32,359	14,389

	Year Ended January 31,

Class I	2012	2011

Sales	2,007,701	200,395
Issued to shareholders electing to receive payments of distributions in Fund shares	771	774
Redemptions	(31)	(1,485)

Net increase	2,008,441	199,684

At January 31, 2012, EVM owned approximately 56% of the value of the outstanding shares of the Fund.

8 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at January 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$40,028,398

Gross unrealized appreciation	$1,882,937
Gross unrealized depreciation	(2,640)

Net unrealized appreciation	$1,880,297

9 Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an

18

Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2012

Notes to Financial Statements — continued

annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended January 31, 2012.

10 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$41,908,695	$—	$41,908,695

Total Investments	$—	$41,908,695	$—	$41,908,695

The Fund held no investments or other financial instruments as of January 31, 2011 whose fair value was determined using Level 3 inputs. At January 31, 2012, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

19

Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust II), including the portfolio of investments, as of January 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund as of January 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 20, 2012

20

Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt interest dividends and capital gains dividends.

Exempt-Interest Dividends. The Fund designates 100.0% of dividends from net investment income as an exempt-interest dividend.

Capital Gains Dividends. The Fund designates $4,261 as a capital gain dividend.

21

Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2012

Management and Organization

Fund Management. The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 181 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 181 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

22

Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2012

Management and Organization — continued

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly,
Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Trust	Service	During Past Five Years

Cynthia J. Clemson 1963	President	Since 2005	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

23

Eaton Vance
Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2012

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

24

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4734-3/12	TABS-LTSRC

Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund Annual Report January 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2012
Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	21
Federal Tax Information	22
Management and Organization	23
Important Notices	25

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions
Early in the fiscal year, in the February-March 2011 timeframe, economic indicators seemed to show that a modest economic recovery was under way. But in the second quarter of 2011, Europe’s sovereign debt problems began to intensify, causing investors to worry about the potential impact on the U.S. economy and U.S. banks.

Meanwhile, unemployment remained stubbornly high, the housing market was stagnant, and Congressional wrangling over the debt ceiling led Standard & Poor’s (S&P) to downgrade U.S. Treasuries. Signs indicating the potential for a double-dip recession began to increase. Reacting to this turmoil, the S&P 500 Index2 fell more than 15% in just over two weeks during late July and early August of 2011 and spent the rest of the period ending January 31, 2012 clawing its way back. After 12 months of turmoil, the S&P 500 Index finished the period with a 4.22% gain. Overseas, however, both developed and emerging equity markets suffered significant losses during the same timeframe.

Against this backdrop, Treasury yields rose slightly in the early months of the period but then began to fall as economic indicators suggested a weak U.S. economy. Intensifying European sovereign debt problems further helped Treasuries with a flight to safety beginning in the second quarter of 2011. Treasury prices rose and yields fell significantly in the third quarter and equity markets declined. Municipal bonds rallied as well, but not to the same degree.

As the period wore on, however, several factors caused performance of municipals to improve. The fear that had overhung the municipal market subsided as the massive defaults predicted by high-profile market analysts failed to materialize and the fiscal situation for many issuers began to recover. For the period as a whole, lower-rated municipals outperformed higher-rated issues and longer-maturity bonds outperformed shorter-maturity bonds.

For the one-year period as a whole, the Fund’s primary benchmark, the Barclays Capital Managed Money Intermediate (1-17 Year) Index (the Index)—a broad measure of U.S. municipal bond performance—rose 13.06%.

Fund Performance
For the fiscal year ending January 31, 2012, Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund’s (the Fund) Class A shares at net asset value (NAV) had a total return of 15.58%, outperforming the 13.06% return of the Index.

The Fund seeks to achieve after-tax total return with a focus on capital preservation by investing in municipal, Treasury and agency bonds of intermediate duration and high quality, generally rated AA6 and above. Management strives to add value by crossing over from municipals to U.S. government bonds and vice versa, according to which sector is more attractively valued at a given time. Management also pursues after-tax total return through relative value trading to take advantage of inefficiencies within the municipal market. The Fund buys municipal issues directly at institutional pricing and opportunistically resells them into the retail market at higher prices after considering tax implications in order to maximize after-tax return. The Fund does not employ leverage or hedging as part of its strategy.

For the 12-month period, the primary drivers of outperformance relative to the Index were relative value trading, also referred to as security selection, and yield curve positioning. In late 2010, prior to the start of the period, and into the early part of this period, management took advantage of volatility in the municipal market to purchase high-quality bonds at what we felt were attractive valuations. This provided a foundation for relative value trades through the rest of the period, which contributed to the Fund’s performance versus the Index. Our trades were also helped by a shortage in municipal supply for much of the period and, conversely, by occasional spikes in supply that presented additional lower-cost buying opportunities.

Yield curve positioning relative to the Index aided results as well. During a period when longer-maturity bonds outperformed shorter-maturity issues, the Fund was underweighted in 1-7 year bonds at the short end of the curve and over weighted in better-performing credits in the 7-12 year maturity range.

In contrast, the Fund’s higher credit quality detracted from performance relative to the Index. While the Fund and the Index both hold only AAA- and AA-rated bonds, the Fund had a larger weighting in AAA credits during a period when lower-rated issues outperformed.

Because municipal bonds were more attractively valued than Treasuries throughout the period, the Fund was 100% invested in municipals during the fiscal year and the crossover strategy was not employed.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund
January 31, 2012
Performance 2,3

Portfolio Manager James H. Evans, CFA; Brian c. Barney, CFA; Christopher J. Harshman

			Since
% Average Annual Total Returns	Inception Date	One Year	Inception
Class A at NAV	2/1/2010	15.58%	10.33%
Class A at 2.25% Maximum Sales Charge	—	12.96	9.09
Class C at NAV	2/1/2010	14.73	9.54
Class C at 1% Maximum Sales Charge	—	13.73	9.54
Class I at NAV	2/1/2010	15.97	10.64

Barclays Capital Managed Money Intermediate (1–17 Year) Index	2/1/2010	13.06%	7.19%
Barclays Capital 7 Year Municipal Bond Index	2/1/2010	11.78	7.43

			Since
% After-Tax Returns with Maximum Sales Charge	Inception Date	One Year	Inception
Class A After Taxes on Distributions	2/1/2010	12.79%	8.95%
Class A After Taxes on Distributions and Sale of Fund Shares	—	8.93	7.87
Class C After Taxes on Distributions	2/1/2010	13.56	9.40
Class C After Taxes on Distributions and Sale of Fund Shares	—	9.16	8.16
Class I After Taxes on Distributions	2/1/2010	15.80	10.51
Class I After Taxes on Distributions and Sale of Fund Shares	—	11.00	9.25

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I
Gross	1.63%	2.38%	1.38%
Net	0.95	1.70	0.70

% Distribution Rates/Yields[5]	Class A	Class C	Class I
Distribution Rate	0.94%	0.24%	1.22%
SEC 30-day Yield	0.57	–0.13	0.86
Growth of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
Growth of $250,000	Period Beginning	At NAV	Sales Charge
Class A	2/1/10	$304,482	$297,637

Class C	2/1/10	$300,125	N.A.

Growth of $10,000

Class A	2/1/10	$12,179	$11,905

Class C	2/1/10	$12,005	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund
January 31, 2012
Fund Profile

Credit Quality (% of total investments)6
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund
January 31, 2012
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Barclays Capital Managed Money Intermediate (1-17 year) Index is an unmanaged, tax-exempt bond market index that measures the 1-17 year duration component of Barclays Capital Municipal Managed Money Bond Index. Barclays Capital 7 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 6-8 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 5/31/13. Without the reimbursement, performance would have been lower.

[5]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital. SEC 30-day Yield is calculated by dividing the net investment income per share for the 30-day period by the maximum offering price at the end of the period and annualizing the result. Subsidized yield reflects the effect of fee waivers and expense reimbursements.

[6]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

Fund profile subject to change due to active management.

5

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2012

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2011 – January 31, 2012).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid		Annualized
	Account Value	Account Value	During Period*		Expense
	(8/1/11)	(1/31/12)	(8/1/11 – 1/31/12)		Ratio

Actual
Class A	$1,000.00	$1,088.90	$5.00	**	0.95%
Class C	$1,000.00	$1,083.90	$8.93	**	1.70%
Class I	$1,000.00	$1,090.30	$3.69	**	0.70%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.40	$4.84	**	0.95%
Class C	$1,000.00	$1,016.60	$8.64	**	1.70%
Class I	$1,000.00	$1,021.70	$3.57	**	0.70%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2011.

**	Absent an allocation of expenses to an affiliate, expenses would be higher.

6

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2012

Portfolio of Investments

Tax-Exempt Investments — 92.4%

	Principal
	Amount
Security	(000’s omitted)	Value

Bond Bank — 2.8%

New Hampshire Municipal Bond Bank, 5.00%, 1/15/20	$1,510	$1,874,106
New Hampshire Municipal Bond Bank, 5.00%, 1/15/21	1,330	1,674,417
Vermont Municipal Bond Bank, 5.00%, 12/1/28	1,780	2,149,368

		$5,697,891

Education — 4.3%

Illinois Finance Authority, (University of Chicago), 5.00%, 10/1/30(1)	$1,250	$1,489,025
Illinois Finance Authority, (University of Chicago), 5.00%, 10/1/31(1)	1,350	1,594,309
University of Colorado, Enterprise Revenue, 5.00%, 6/1/18	500	617,390
University of Colorado, Enterprise Revenue, 5.00%, 6/1/26	1,620	1,982,572
University of Mississippi, Educational Building Corp., (Student Housing Construction Project), 5.00%, 10/1/28	1,000	1,173,580
Virginia College Building Authority, (Public Higher Education Financing), 5.00%, 9/1/20	1,455	1,845,988

		$8,702,864

Electric Utilities — 6.3%

California Department of Water Resource, Power Supply Revenue, 5.00%, 5/1/20	$1,000	$1,268,140
Energy Northwest, WA, (Columbia Generating Station), 5.00%, 7/1/19(1)	5,000	6,130,000
Huntsville, AL, Electric System Revenue, 5.00%, 12/1/24	1,445	1,759,432
New York Power Authority, 5.00%, 11/15/28	650	793,143
New York Power Authority, 5.00%, 11/15/29	500	605,315
Snohomish County, WA, Public Utility District No. 1, 5.00%, 12/1/18	1,680	2,060,503

		$12,616,533

Escrowed / Prerefunded — 1.8%

Dallas, TX, Independent School District, Prerefunded to 2/15/12, 5.00%, 2/15/18	$2,000	$2,003,780
Tobacco Settlement Financing Corp., NY, Prerefunded to 6/1/12, 5.50%, 6/1/18	1,640	1,669,028

		$3,672,808

General Obligations — 34.5%

Bloomfield, CT, 4.00%, 10/15/20	$240	$285,535
Clark County, WA, Evergreen School District No. 114, 3.00%, 6/1/17	2,000	2,220,860
Connecticut, 5.00%, 12/1/20	50	59,012
Duncanville, TX, Independent School District, 4.00%, 2/15/33(1)	2,500	2,732,300
Eagle Mountain & Saginaw, TX, Independent School District, 0.00%, 8/15/18	100	90,974
Fairfax County, VA, 4.00%, 4/1/27(1)	3,300	3,705,768
Florida Board of Education, Full Faith and Credit, Capital Outlay, 5.00%, 6/1/23	6,045	7,557,338
Florida Board of Education, Full Faith and Credit, Capital Outlay, 5.00%, 6/1/25	1,000	1,232,970
Georgia, 4.00%, 11/1/22	3,000	3,615,390
Grand Prairie, TX, Independent School District, 4.00%, 2/15/22	2,180	2,594,636
Groton, CT, 4.00%, 7/15/19	100	119,486
Hamilton County, TN, 5.00%, 1/1/18	500	617,695
Houston, TX, Community College System, 5.25%, 2/15/25	1,000	1,248,760
Houston, TX, Community College System, 5.25%, 2/15/27	1,000	1,227,050
Howard County, MD, 4.00%, 2/15/22	1,000	1,157,070
Howard County, MD, 5.00%, 8/15/19	2,000	2,544,420
Lake County, IL, Community Consolidated School District No. 50, 5.25%, 1/1/23	1,000	1,213,660
Lake County, IL, Community Consolidated School District No. 50, 5.50%, 1/1/24	500	611,825
Las Vegas Valley Water District, NV, 5.00%, 2/1/27	1,600	1,780,368
Lynchburg, VA, 3.00%, 12/1/16	750	830,400
Maricopa County, AZ, Community College District, 4.00%, 7/1/21	2,000	2,380,480
Maricopa County, AZ, Community College District, 4.75%, 7/1/24	1,700	1,939,938
Massachusetts, 5.00%, 12/1/16	3,000	3,601,860
Massachusetts, 5.25%, 8/1/22	2,000	2,640,640
Mecklenburg County, NC, 5.00%, 3/1/19	50	63,125
Minnesota, 5.00%, 10/1/22	1,000	1,286,000
Mississippi, (Capital Improvements Projects), 5.00%, 10/1/29	1,000	1,204,420
Nevada, (Capital Improvement, Cultural Affairs and Refunding), 5.00%, 8/1/25	1,000	1,182,310
New Braunfels, TX, Independent School District, 5.00%, 2/1/26	120	141,211
New York, 5.00%, 2/15/20	1,285	1,620,629
North Carolina, 5.00%, 6/1/18	1,000	1,248,280
Pennsylvania, 5.00%, 11/15/26	2,000	2,477,960
Pima County, AZ, Tucson Unified School District No. 1, 5.00%, 7/1/21	1,000	1,236,000
Pima County, AZ, Tucson Unified School District No. 1, 5.00%, 7/1/22	1,000	1,238,880
Portland, OR, Community College District, 5.00%, 6/15/28	1,500	1,796,190
Richardson, TX, 5.00%, 2/15/20	50	63,184

See Notes to Financial Statements.
7

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2012

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

General Obligations (continued)

Sharyland, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/30(1)	$1,785	$2,113,101
Tamalpais, CA, Union High School District, 5.00%, 8/1/24	1,225	1,538,637
Tamalpais, CA, Union High School District, 5.00%, 8/1/25	1,000	1,246,830
Tennessee, 5.00%, 10/1/25	1,000	1,264,680
Texas Transportation Commission, Mobility Fund, 5.00%, 4/1/30	2,000	2,324,480
United Independent School District, TX, 5.00%, 8/15/21	1,000	1,288,730
University of Texas, Prerefunded to 8/15/16, 5.00%, 8/15/18	20	23,745

		$69,366,827

Hospital — 2.9%

California Health Facilities Financing Authority, (Sutter Health), 5.25%, 8/15/31	$1,500	$1,717,200
Maryland Health and Higher Educational Facilities Authority, (Johns Hopkins Health Care), 5.00%, 5/15/18	1,000	1,207,080
Maryland Health and Higher Educational Facilities Authority, (Johns Hopkins Health Care), 5.00%, 5/15/25	1,000	1,190,070
Massachusetts Development Finance Agency, (Partners Healthcare System), 5.00%, 7/1/26	1,500	1,777,605

		$5,891,955

Industrial Development Revenue — 0.6%

Pigeon Forge, TN, Industrial Development Board, 5.00%, 6/1/26	$950	$1,111,054

		$1,111,054

Insured – Escrowed / Prerefunded — 4.9%

Cook County, IL, Community High School District No. 219, Niles Township, (FGIC), Escrowed to Maturity, 5.50%, 12/1/19	$2,000	$2,603,900
Dearborn, MI, School District, (AGM), Prerefunded to 5/1/12, 5.00%, 5/1/22	2,000	2,024,220
New Haven, CT, (NPFG), Prerefunded to 11/1/12, 5.00%, 11/1/18	1,385	1,448,309
Pennsylvania, (NPFG), Prerefunded to 1/1/13, 5.00%, 1/1/20	3,595	3,753,108

		$9,829,537

Insured – General Obligations — 0.6%

Cincinnati, OH, City School District, (AGM), Prerefunded to 12/1/12, 5.00%, 6/1/14	$1,200	$1,247,772

		$1,247,772

Insured – Lease Revenue / Certificates of Participation — 1.4%

Orange County, FL, School Board, (NPFG), 5.00%, 8/1/19	$2,580	$2,828,015

		$2,828,015

Insured – Special Tax Revenue — 4.8%

Massachusetts School Building Authority, (AGM), 5.00%, 8/15/30	$6,780	$7,576,175
Southeast Wisconsin Professional Baseball Park District, (NPFG), 5.50%, 12/15/21	1,500	1,971,330

		$9,547,505

Insured – Transportation — 0.6%

New York Thruway Authority, (AMBAC), 5.25%, 4/1/12	$1,120	$1,129,587

		$1,129,587

Insured – Water and Sewer — 1.3%

Massachusetts Water Resources Authority, (AGM), 5.50%, 8/1/20	$2,000	$2,612,400

		$2,612,400

Lease Revenue / Certificates of Participation — 2.4%

Colorado, Building Excellent Schools Today, 5.00%, 3/15/21	$1,870	$2,311,208
Orange County, FL, School Board, 5.00%, 8/1/17(1)	500	578,180
Orange County, FL, School Board, 5.00%, 8/1/18(1)	500	583,865
South Dakota Building Authority, 5.00%, 9/1/20	1,065	1,293,442

		$4,766,695

Other Revenue — 1.3%

Arkansas Development Finance Authority, (Capital Improvement), 5.00%, 6/1/23	$1,000	$1,254,040
Midpeninsula Regional Open Space District, CA, 5.00%, 9/1/26(1)	1,205	1,447,314

		$2,701,354

Special Tax Revenue — 2.7%

Collier County, FL, Special Obligation, 5.00%, 10/1/20	$1,465	$1,810,725
Illinois, Sales Tax Revenue, 5.00%, 6/15/29	1,000	1,137,350
New York, NY, Transitional Finance Authority, (Future Tax), 5.00%, 11/1/23	1,000	1,258,160
New York, NY, Transitional Finance Authority, (Future Tax), 5.00%, 2/1/28	1,000	1,199,920

		$5,406,155

See Notes to Financial Statements.
8

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2012

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Transportation — 2.1%

Arizona Transportation Board, Highway Revenue, 5.25%, 7/1/26	$2,000	$2,474,020
North Carolina, Grant Anticipation Revenue, 5.25%, 3/1/20	1,350	1,678,617

		$4,152,637

Utilities — 0.0%(2)

Foley, AL, Utilities Board, 4.00%, 11/1/16	$75	$85,723

		$85,723

Water and Sewer — 17.1%

East Richland County, SC, Public Sevice District, Sewer System Revenue, 4.00%, 1/1/22	$1,645	$1,911,474
Fairfax County, VA, Water Authority, 5.00%, 4/1/24	1,000	1,289,620
Fairfax County, VA, Water Authority, 5.00%, 4/1/25	2,065	2,638,430
Fairfax County, VA, Water Authority, 5.00%, 4/1/26	2,000	2,531,140
Fairfax County, VA, Water Authority, 5.00%, 4/1/28	1,000	1,244,010
Gwinnett County, GA, Water and Sewerage Authority, 5.00%, 8/1/24	8,000	10,138,400
Henrico County, VA, Water and Sewer System Revenue, 5.00%, 5/1/19	1,050	1,323,662
Lafayette, CO, Water Revenue, 5.00%, 12/1/24(1)	1,130	1,405,991
Lafayette, CO, Water Revenue, 5.00%, 12/1/27(1)	665	807,569
Lakeland, FL, Water and Wastewater Revenue, 5.00%, 10/1/26	1,070	1,291,779
Lakeland, FL, Water and Wastewater Revenue, 5.00%, 10/1/29	1,320	1,556,438
Louisville and Jefferson County, KY, Waterworks and Water System Revenue, 4.00%, 11/15/21	75	87,867
Massachusetts Water Resources Authority, 5.00%, 8/1/24	2,000	2,506,160
Massachusetts Water Resources Authority, 5.00%, 8/1/28	1,000	1,214,480
Metro Wastewater Reclamation District, CO, 5.00%, 4/1/27	2,000	2,485,560
New York Environmental Facilities Corp., Clean Water and Drinking Water, 4.00%, 6/15/19	50	58,830
Tucson, AZ, Water System Revenue, 5.00%, 7/1/18(1)	1,500	1,802,745

		$34,294,155

Total Tax-Exempt Investments — 92.4%
(identified cost $177,065,917)		$185,661,467

Short-Term Investments — 5.0%

U.S. Treasury Obligations — 5.0%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Bill, 0.005%, 4/5/12	$10,000	$9,999,240

Total U.S. Treasury Obligations
(identified cost $9,999,902)		$9,999,240

Total Short-Term Investments — 5.0%
(identified cost $9,999,902)		$9,999,240

Total Investments — 97.4%
(identified cost $187,065,819)		$195,660,707

Other Assets, Less Liabilities — 2.6%		$5,165,584

Net Assets — 100.0%		$200,826,291

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGM	- Assured Guaranty Municipal Corp.
AMBAC	- AMBAC Financial Group, Inc.
FGIC	- Financial Guaranty Insurance Company
NPFG	- National Public Finance Guaranty Corp.
PSF	- Permanent School Fund

At January 31, 2012, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Massachusetts	10.9%
Others, representing less than 10% individually	81.5%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2012, 13.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.6% to 6.9% of total investments.

(1)	When-issued security.

(2)	Amount is less than 0.05%.

See Notes to Financial Statements.
9

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2012

Statement of Assets and Liabilities

Assets	January 31, 2012

Investments, at value (identified cost, $187,065,819)	$195,660,707
Cash	25,418,521
Interest receivable	1,513,455
Receivable for Fund shares sold	6,078,453
Receivable from affiliate	28,520

Total assets	$228,699,656

Liabilities

Payable for investments purchased	$1,788,535
Payable for when-issued securities	24,118,112
Payable for Fund shares redeemed	1,702,952
Distributions payable	98,255
Payable to affiliates:
Investment adviser and administration fee	87,689
Distribution and service fees	30,731
Accrued expenses	47,091

Total liabilities	$27,873,365

Net Assets	$200,826,291

Sources of Net Assets

Paid-in capital	$191,036,194
Accumulated net realized gain	1,200,466
Accumulated distributions in excess of net investment income	(5,257)
Net unrealized appreciation	8,594,888

Net Assets	$200,826,291

Class A Shares

Net Assets	$67,784,977
Shares Outstanding	5,755,586
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.78
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$12.05

Class C Shares

Net Assets	$25,214,987
Shares Outstanding	2,140,688
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.78

Class I Shares

Net Assets	$107,826,327
Shares Outstanding	9,147,621
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.79

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
10

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2012

Statement of Operations

Year Ended
Investment Income	January 31, 2012

Interest	$1,683,162

Total investment income	$1,683,162

Expenses

Investment adviser and administration fee	$451,358
Distribution and service fees
Class A	42,762
Class C	92,282
Trustees’ fees and expenses	4,251
Custodian fee	51,323
Transfer and dividend disbursing agent fees	28,689
Legal and accounting services	25,040
Printing and postage	18,133
Registration fees	66,932
Miscellaneous	12,399

Total expenses	$793,169

Deduct —
Reduction of custodian fee	$2,787
Allocation of expenses to affiliate	123,684

Total expense reductions	$126,471

Net expenses	$666,698

Net investment income	$1,016,464

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$1,982,518

Net realized gain	$1,982,518

Change in unrealized appreciation (depreciation) —
Investments	$10,221,558

Net change in unrealized appreciation (depreciation)	$10,221,558

Net realized and unrealized gain	$12,204,076

Net increase in net assets from operations	$13,220,540

See Notes to Financial Statements.
11

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2012

Statements of Changes in Net Assets

	Year Ended January 31,

Increase (Decrease) in Net Assets	2012	2011

From operations —
Net investment income	$1,016,464	$238,529
Net realized gain (loss) from investment transactions	1,982,518	(46,395)
Net change in unrealized appreciation (depreciation) from investments	10,221,558	(1,626,670)

Net increase (decrease) in net assets from operations	$13,220,540	$(1,434,536)

Distributions to shareholders —
From net investment income
Class A	$(198,715)	$(8,697)
Class C	(42,833)	(1,003)
Class I	(779,485)	(228,112)
From net realized gain
Class A	(175,778)	(3,695)
Class C	(83,892)	(1,260)
Class I	(348,736)	(124,028)

Total distributions to shareholders	$(1,629,439)	$(366,795)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$67,611,433	$4,708,725
Class C	23,351,759	1,249,291
Class I	108,904,400	55,295,932
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	223,392	7,022
Class C	46,155	804
Class I	153,594	2,728
Cost of shares redeemed
Class A	(6,805,645)	(738,910)
Class C	(748,641)	(27,748)
Class I	(60,913,171)	(1,284,599)

Net increase in net assets from Fund share transactions	$131,823,276	$59,213,245

Net increase in net assets	$143,414,377	$57,411,914

Net Assets

At beginning of year	$57,411,914	$—

At end of year	$200,826,291	$57,411,914

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$(5,257)	$306

See Notes to Financial Statements.
12

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2012

Financial Highlights

	Class A

	Year Ended January 31,

	2012	2011

Net asset value — Beginning of year	$10.380	$10.000

Income (Loss) From Operations

Net investment income	$0.152	$0.131
Net realized and unrealized gain	1.451	0.406 (1)

Total income from operations	$1.603	$0.537

Less Distributions

From net investment income	$(0.152)	$(0.131)
From net realized gain	(0.051)	(0.026)

Total distributions	$(0.203)	$(0.157)

Net asset value — End of year	$11.780	$10.380

Total Return(2)	15.58%	5.38%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$67,785	$3,972
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	0.95%	0.96%
Expenses after custodian fee reduction(3)	0.95%	0.95%
Net investment income	1.14%	1.26%
Portfolio Turnover	125%	202%

(1)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser and administrator subsidized certain operating expenses equal to 0.16% and 0.68% of average daily net assets for the years ended January 31, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.

See Notes to Financial Statements.
13

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2012

Financial Highlights — continued

	Class C

	Year Ended January 31,

	2012	2011

Net asset value — Beginning of year	$10.380	$10.000

Income (Loss) From Operations

Net investment income	$0.071	$0.057
Net realized and unrealized gain	1.451	0.406 (1)

Total income from operations	$1.522	$0.463

Less Distributions

From net investment income	$(0.071)	$(0.057)
From net realized gain	(0.051)	(0.026)

Total distributions	$(0.122)	$(0.083)

Net asset value — End of year	$11.780	$10.380

Total Return(2)	14.73%	4.63%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$25,215	$1,216
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.70%	1.71%
Expenses after custodian fee reduction(3)	1.70%	1.70%
Net investment income	0.45%	0.58%
Portfolio Turnover	125%	202%

(1)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser and administrator subsidized certain operating expenses equal to 0.16% and 0.68% of average daily net assets for the years ended January 31, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.

See Notes to Financial Statements.
14

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2012

Financial Highlights — continued

	Class I

	Year Ended January 31,

	2012	2011

Net asset value — Beginning of year	$10.380	$10.000

Income (Loss) From Operations

Net investment income	$0.181	$0.155
Net realized and unrealized gain	1.461	0.406 (1)

Total income from operations	$1.642	$0.561

Less Distributions

From net investment income	$(0.181)	$(0.155)
From net realized gain	(0.051)	(0.026)

Total distributions	$(0.232)	$(0.181)

Net asset value — End of year	$11.790	$10.380

Total Return(2)	15.97%	5.62%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$107,826	$52,224
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	0.70%	0.71%
Expenses after custodian fee reduction(3)	0.70%	0.70%
Net investment income	1.58%	1.24%
Portfolio Turnover	125%	202%

(1)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser and administrator subsidized certain operating expenses equal to 0.16% and 0.68% of average daily net assets for the years ended January 31, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.

See Notes to Financial Statements.
15

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2012

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek after-tax total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on February 1, 2010 to January 31, 2012 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts

16

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2012

Notes to Financial Statements — continued

business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2 Distributions to Shareholders

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2012 and January 31, 2011 was as follows:

	Year Ended January 31,

	2012	2011

Distributions declared from:
Tax-exempt income	$1,020,761	$236,790
Ordinary income	$597,942	$130,005
Long-term capital gains	$10,736	$—

During the year ended January 31, 2012, accumulated net realized gain was increased by $994 and accumulated distributions in excess of net investment income was increased by $994 due to differences between book and tax accounting, primarily for accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of January 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed tax-exempt income	$92,998
Undistributed ordinary income	$922,396
Undistributed long-term capital gains	$277,418
Net unrealized appreciation	$8,595,540
Other temporary differences	$(98,255)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to accretion of market discount, tax treatment of short-term capital gains and the timing of recognizing distributions to shareholders.

17

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2012

Notes to Financial Statements — continued

3 Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.60% of the Fund’s average daily net assets up to $1 billion and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. For the year ended January 31, 2012, the investment adviser and administration fee amounted to $451,358 or 0.60% of the Fund’s average daily net assets. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses exceed 0.95%, 1.70% and 0.70% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after May 31, 2013. Pursuant to this agreement, EVM was allocated $123,684 of the Fund’s operating expenses for the year ended January 31, 2012.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended January 31, 2012, EVM earned $271 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $17,386 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2012. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2012 amounted to $42,762 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended January 31, 2012, the Fund paid or accrued to EVD $69,338 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2012 amounted to $22,944 for Class C shares.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended January 31, 2012, the Fund was informed that EVD received approximately $500 and $100 of CDSCs paid by Class A and Class C shareholders, respectively.

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $218,507,643 and $86,038,719, respectively, for the year ended January 31, 2012.

18

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2012

Notes to Financial Statements — continued

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,

Class A	2012	2011

Sales	5,945,552	451,651
Issued to shareholders electing to receive payments of distributions in Fund shares	19,608	671
Redemptions	(592,232)	(69,664)

Net increase	5,372,928	382,658

	Year Ended January 31,

Class C	2012	2011

Sales	2,085,152	119,720
Issued to shareholders electing to receive payments of distributions in Fund shares	4,055	77
Redemptions	(65,672)	(2,644)

Net increase	2,023,535	117,153

	Year Ended January 31,

Class I	2012	2011

Sales	9,675,839	5,147,488
Issued to shareholders electing to receive payments of distributions in Fund shares	13,490	260
Redemptions	(5,570,690)	(118,766)

Net increase	4,118,639	5,028,982

8 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at January 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$187,065,167

Gross unrealized appreciation	$8,596,854
Gross unrealized depreciation	(1,314)

Net unrealized appreciation	$8,595,540

9 Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended January 31, 2012.

19

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2012

Notes to Financial Statements — continued

10 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$185,661,467	$—	$185,661,467
Short-Term Investments	—	9,999,240	—	9,999,240

Total Investments	$—	$195,660,707	$—	$195,660,707

The Fund held no investments or other financial instruments as of January 31, 2011 whose fair value was determined using Level 3 inputs. At January 31, 2012, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

20

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust II), including the portfolio of investments, as of January 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund as of January 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 20, 2012

21

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends. The Fund designates 99.97% of dividends from net investment income as an exempt-interest dividend.

Capital Gains Dividends. The Fund designates $10,736 as a capital gain dividend.

22

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2012

Management and Organization

Fund Management. The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 181 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 181 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

23

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2012

Management and Organization — continued

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Trust	Service	During Past Five Years

Cynthia J. Clemson 1963	President	Since 2005	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

24

Eaton Vance
Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2012

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

25

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4735-3/12	TABS-ITSRC

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund Annual Report January 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2012
Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	25
Federal Tax Information	26
Management and Organization	27
Important Notices	29

Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012
Management’s Discussion of Fund Performance1

Economic and Market Conditions
Early in the fiscal year, in the February-March 2011 timeframe, economic indicators seemed to show that a modest economic recovery was under way. But in the second quarter of 2011, Europe’s sovereign debt problems began to intensify, causing investors to worry about the potential impact on the U.S. economy and U.S. banks.
Meanwhile, unemployment remained stubbornly high, the housing market was stagnant, and Congressional wrangling over the debt ceiling led Standard & Poor’s (S&P) to downgrade U.S. Treasuries. Signs indicating the potential for a double-dip recession began to increase. Reacting to this turmoil, the S&P 500 Index2 fell more than 15% in just over two weeks during late July and early August of 2011 and spent the rest of the period ending January 31, 2012 clawing its way back. After 12 months of turmoil, the S&P 500 Index finished the period with a 4.22% gain. Overseas, however, both developed and emerging equity markets suffered significant losses during the same timeframe.
Against this backdrop, Treasury yields rose slightly in the early months of the period but then began to fall as economic indicators suggested a weak U.S. economy. Intensifying European sovereign debt problems further helped Treasuries with a flight to safety beginning in the second quarter of 2011. Treasury prices rose and yields fell significantly in the third quarter and equity markets declined. Municipal bonds rallied as well, but not to the same degree.
As the period wore on, however, several factors caused performance of municipals to improve. The fear that had overhung the municipal market subsided as the massive defaults predicted by high-profile market analysts failed to materialize and the fiscal situation for many issuers began to recover. For the period as a whole, lower-rated municipals outperformed higher-rated issues and longer-maturity bonds outperformed shorter-maturity bonds.
For the one-year period as a whole, the Fund’s primary benchmark, the Barclays Capital 5 Year Municipal Bond Index (the Index)—a broad measure of U.S. municipal bond performance—rose 8.39%.

Fund Performance
For the fiscal year ending January 31, 2012, Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund’s (the Fund)
Class A shares at net asset value (NAV) had a total return of 6.92%, underperforming the 8.39% return of the Index.
The Fund seeks to achieve after-tax total return with a focus on capital preservation by investing in municipal, Treasury and agency bonds of limited duration and high quality, generally rated AA6 and above. Management strives to add value by crossing over from municipals to U.S. government bonds and vice versa, according to which sector is more attractively valued at a given time. Management also pursues after-tax total return through relative value trading to take advantage of inefficiencies within the municipal market. The Fund buys municipal issues directly at institutional pricing and opportunistically resells them into the retail market at higher prices after considering tax implications in order to maximize after-tax return. The Fund does not employ leverage or hedging as part of its strategy.
The Fund’s strategy of investing in higher-quality bonds was the primary driver of relative underperformance versus the Index, as lower-rated municipals outperformed higher-rated issues during the 12-month period. Consistent with its focus on capital preservation, the Fund had less than 1% of its holdings in bonds rated below AA, whereas approximately 27% of the bonds in the Index were rated A or lower as of period-end.
In contrast, performance relative to the Index was aided by yield curve positioning. The Fund currently targets an average portfolio duration of approximately 2-4.5 years and an average weighted maturity of approximately 3-6 years but may invest in securities of any maturity or duration. During a period when the curve flattened and longer-maturity issues outperformed, the Fund had holdings in the 8-10 year portion of the curve, which performed well, while the Index had no holdings with maturities beyond six years. Relative value trading, also referred to as security selection, further contributed to performance, as management took advantage of supply/demand imbalances at various times during the fiscal year.
Because municipal bonds were more attractively valued than Treasuries throughout the period, the Fund was 100% invested in municipals during the fiscal year and the crossover strategy was not employed.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012
Performance2,3
Portfolio Managers James H. Evans, CFA; Brian C. Barney, CFA; Brian D. Clouser, CFA

			Since
% Average Annual Total Returns	Inception Date	One Year	Inception

Class A at NAV	3/27/2009	6.92%	4.58%
Class A at 2.25% Maximum Sales Charge	—	4.47	3.74
Class C at NAV	3/27/2009	6.14	3.84
Class C at 1% Maximum Sales Charge	—	5.14	3.84
Class I at NAV	3/27/2009	7.18	4.84

Barclays Capital 5 Year Municipal Bond Index	3/27/2009	8.39%	5.91%
Barclays Capital Managed Money 1–7 Year Index	3/27/2009	7.02	4.76

			Since
% After-Tax Returns with Maximum Sales Charge	Inception Date	One Year	Inception

Class A After Taxes on Distributions	3/27/2009	4.37%	3.50%
Class A After Taxes on Distributions and Sale of Fund Shares	—	3.22	3.21
Class C After Taxes on Distributions	3/27/2009	5.04	3.63
Class C After Taxes on Distributions and Sale of Fund Shares	—	3.41	3.22
Class I After Taxes on Distributions	3/27/2009	7.08	4.58
Class I After Taxes on Distributions and Sale of Fund Shares	—	5.09	4.18

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I

	0.90%	1.64%	0.65%

% Distribution Rates/Yields[5]	Class A	Class C	Class I

Distribution Rate	0.57%	0.00%	0.82%
SEC 30-day Yield	0.01	–0.72	0.26
Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class C	3/27/09	$11,133	N.A.

Class I	3/27/09	$11,441	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012
Fund Profile
Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012
Endnotes and Additional Disclosures
[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.
[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance.
Barclays Capital 5 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 4-6 years. Barclays Capital Managed Money 1-7 Year Index is an unmanaged, tax-exempt bond market index that measures the 1-7 year duration component of the Barclays Capital Municipal Managed Money Bond Index and such Index performance is available as of month end only. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.
[4]	Source: Fund prospectus.
[5]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital. SEC 30-day Yield is calculated by dividing the net investment income per share for the 30-day period by the maximum offering price at the end of the period and annualizing the result.
[6]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.
Fund profile subject to change due to active management.

5

Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2011 – January 31, 2012).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(8/1/11)	(1/31/12)	(8/1/11 – 1/31/12)	Ratio

Actual
Class A	$1,000.00	$1,033.70	$4.56	0.89%
Class C	$1,000.00	$1,030.00	$8.39	1.64%
Class I	$1,000.00	$1,034.00	$3.28	0.64%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.53	0.89%
Class C	$1,000.00	$1,016.90	$8.34	1.64%
Class I	$1,000.00	$1,022.00	$3.26	0.64%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2011.

6

Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

Portfolio of Investments

Tax-Exempt Municipal Securities — 89.3%

	Principal
	Amount
Security	(000’s omitted)	Value

Education — 7.5%

Connecticut Health and Educational Facilities Authority, (Lawrence & Memorial Hospital), Series F, 5.00%, 7/1/18	$85	$99,529
Florida Board of Education, Lottery Revenue, 4.00%, 7/1/14	15,530	16,769,604
Florida Board of Education, Lottery Revenue, 5.00%, 7/1/18	19,425	23,549,316
Florida Board of Governors, (University of Central Florida), 5.00%, 7/1/20	100	120,297
North Penn, PA, School District, 5.00%, 3/1/21	3,010	3,657,090
Texas Tech University, 3.00%, 8/15/16(1)	500	550,065
University of Arkansas, 4.00%, 12/1/14	810	879,960
University of Arkansas, 4.00%, 12/1/15	670	744,142
University of Iowa Facilities Corp. (Medical Education & Biomedical Research Facility), 3.75%, 6/1/17	1,005	1,137,117
University of Maryland, Auxiliary Facility & Tuition Revenue, 3.00%, 4/1/14	3,120	3,296,904
University of Maryland, Auxiliary Facility & Tuition Revenue, 3.00%, 4/1/15	2,335	2,508,981
University of Maryland, Auxiliary Facility & Tuition Revenue, 4.00%, 4/1/14	400	431,304
University of Maryland, Auxiliary Facility & Tuition Revenue, 5.00%, 4/1/17	2,120	2,571,305
University of North Carolina System, 5.00%, 5/1/18	1,365	1,665,273
University of Texas, 5.00%, 8/15/17	5,000	6,096,750
Virginia College Building Authority, Educational Facilities Revenue, 5.00%, 2/1/17	1,850	2,224,144
Virginia Public School Authority, 4.00%, 7/15/13	245	258,343
Virginia Public School Authority, 5.00%, 1/15/19	2,000	2,488,780
Wisconsin School Districts Cash Flow Administration Program, 1.00%, 10/15/12	5,175	5,200,927

		$74,249,831

Electric Utilities — 3.8%

California Department of Water Resources, Power Supply Revenue, 4.00%, 5/1/16	$250	$283,158
California Department of Water Resources, Power Supply Revenue, 5.00%, 5/1/14	735	810,631
California Department of Water Resources, Power Supply Revenue, Series L, 5.00%, 5/1/15	3,145	3,589,483
California Department of Water Resources, Power Supply Revenue, Series M, 5.00%, 5/1/15	1,800	2,054,394
Energy Northwest, WA, (Bonneville Power Administration), 5.00%, 7/1/17(1)	5,000	5,957,000
Energy Northwest, WA, (Columbia Generating Station), 5.00%, 7/1/19(1)	7,500	9,195,000
Omaha, NE, Public Power District, 3.00%, 2/1/16	950	1,037,533
Salt River, AZ, Agricultural Improvements and Power District, 2.00%, 12/1/12	14,250	14,467,027
Salt River, AZ, Agricultural Improvements and Power District, 3.00%, 12/1/16	465	514,244

		$37,908,470

Escrowed / Prerefunded — 3.5%

Badger Tobacco Asset Securitization Corp., WI, Prerefunded to 6/1/12, 6.375%, 6/1/32	$350	$357,203
Harris County, TX, Prerefunded to 10/1/16, 5.00%, 10/1/31	10,000	11,887,100
Massachusetts Bay Transportation Authority, Escrowed to Maturity, 4.00%, 7/1/15	870	972,869
Massachusetts Bay Transportation Authority, Prerefunded to 7/1/18, 5.00%, 7/1/34	750	939,705
Massachusetts Development Finance Agency, (Massachusetts College of Pharmacy), Prerefunded to 7/1/13, 5.75%, 7/1/33	1,000	1,086,420
Massachusetts Water Pollution Abatement Trust, Escrowed to Maturity, 5.45%, 2/1/13	20	20,349
Massachusetts Water Pollution Abatement Trust, Prerefunded to 8/1/14, 5.00%, 8/1/29	700	780,297
New Jersey Turnpike Authority, Escrowed to Maturity, 6.50%, 1/1/16	2,790	3,142,851
New York, NY, Transitional Finance Authority, Prerefunded to 8/1/13, 5.00%, 8/1/21	3,830	4,102,313
North Carolina, Prerefunded to 3/1/15, 5.25%, 3/1/23	830	950,889
Ohio Water Development Authority, Pollution Control Revenue, Prerefunded to 6/1/14, 5.00%, 6/1/17	785	868,917
Orange County, NC, Prerefunded to 2/1/14, 4.25%, 2/1/20	1,420	1,530,902
Palmdale, CA, Community Redevelopment Agency, Escrowed to Maturity, 8.00%, 3/1/16	1,000	1,290,450
San Benito, TX, Consolidated Independent School District, Prerefunded to 2/15/14, 5.00%, 2/15/20	1,095	1,198,467
Tobacco Settlement Financing Corp., NJ, Prerefunded to 6/1/12, 6.00%, 6/1/37	5,000	5,097,450

		$34,226,182

General Obligations — 44.5%

Albuquerque, NM, Municipal School District No. 12, 5.00%, 8/1/13	$340	$363,990
Allen County, IA, Juvenile Justice Center Building Corp., 3.00%, 1/1/15	720	757,562

See Notes to Financial Statements.
7

Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

General Obligations (continued)

Allen County, IA, Juvenile Justice Center Building Corp., 3.00%, 7/1/15	$695	$735,915
Allen County, IA, Juvenile Justice Center Building Corp., 3.00%, 1/1/16	1,020	1,085,800
Anne Arundel County, MD, 5.00%, 4/1/15	1,700	1,937,150
Atlantic County, NJ, 2.50%, 10/1/14	730	764,945
Beaufort County, SC, School District, Series 2010A, 5.00%, 3/1/15	3,945	4,480,849
Beaufort County, SC, School District, Series 2011D, 5.00%, 3/1/15	5,605	6,366,327
Beaumont, TX, Independent School District (PSF Guaranteed), 2.00%, 2/15/14	420	434,591
Beaumont, TX, Independent School District (PSF Guaranteed), 3.00%, 2/15/15	740	796,262
Bergen County, NJ, 3.25%, 11/1/16	2,395	2,676,005
Bexar County, TX, 5.00%, 6/15/17	1,050	1,274,532
Brown County, WI, 4.00%, 11/1/21	620	730,558
Burkburnett, TX, Independent School District, 2.00%, 2/15/16(1)	1,180	1,199,777
Cary, NC, 5.00%, 6/1/18	195	243,415
Clark County, NV, 5.00%, 11/1/16	3,320	3,878,656
Clark County, NV, 5.00%, 11/1/17	2,500	2,984,050
College Station, TX, Independent School District, 4.00%, 8/15/20	820	977,924
Columbia County, GA, School District, 5.00%, 4/1/16	1,000	1,176,040
Columbus, OH, 2.00%, 6/1/12	1,500	1,509,390
Comal County, TX, 4.00%, 2/1/18	2,200	2,538,360
Concord, MA, 2.00%, 5/15/14	820	850,094
Dallas, TX, Independent School District, 4.00%, 2/15/13	1,500	1,558,695
Dallas, TX, Independent School District, 5.50%, 2/15/18	2,215	2,789,394
Deer Park, TX, Independent School District, 3.00%, 2/15/15	125	134,358
DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties, IL, Community College District No. 523, (Kishwaukee Community College), 0.00%, 2/1/16	500	458,045
Del Mar College District, TX, 4.00%, 8/15/16	1,000	1,144,760
Delaware, 5.00%, 7/1/17	3,255	3,995,708
Delaware, 5.00%, 3/1/18	5,855	7,276,477
Duluth, MN, 4.00%, 2/1/13	370	383,823
Eugene, OR, 3.00%, 6/1/18	1,380	1,537,637
Fairfax County, VA, 2.00%, 4/1/12	3,100	3,109,734
Fairfax County, VA, 5.00%, 4/1/15	1,500	1,712,310
Fitchburg, MA, 4.00%, 12/1/16	570	647,765
Florida Board of Public Education, Full Faith and Credit, Capital Outlay, 5.00%, 6/1/17	1,350	1,638,684
Fort Worth, TX, Independent School District, 5.00%, 2/15/14	500	547,335
Fort Worth, TX, Independent School District, 5.00%, 2/15/19	2,535	3,162,793
Frisco, TX, 4.00%, 2/15/19	155	181,290
Garland, TX, Independent School District, 0.00%, 2/15/15	3,000	2,926,410
Garland, TX, Independent School District, 0.00%, 2/15/16	1,525	1,466,730
Garland, TX, Independent School District, 0.00%, 2/15/19	1,500	1,329,840
Georgia, 4.00%, 1/1/17	985	1,143,122
Georgia, 5.00%, 7/1/14	1,575	1,749,668
Georgia, 5.00%, 5/1/15	315	360,659
Georgia, 5.00%, 7/1/18	3,300	4,126,551
Georgia, 5.00%, 12/1/18	10,245	12,920,379
Georgia, 5.50%, 7/1/12	2,000	2,044,760
Georgia, 5.50%, 7/1/14	3,150	3,537,198
Georgia, 5.75%, 9/1/13	4,850	5,271,901
Georgia, 5.75%, 8/1/14	500	566,410
Gloucester County, NJ, 2.00%, 9/15/17	280	294,420
Guilford County, NC, Series A, 5.00%, 8/1/19	1,265	1,608,372
Guilford County, NC, Series C, 5.00%, 4/1/18	1,160	1,442,692
Guilford County, NC, Series D, 5.00%, 8/1/19	10,190	12,955,974
Harris County, TX, Prerefunded to 10/1/18, 5.75%, 10/1/23	770	1,001,724
Hartford County, CT, Metropolitan District, 5.00%, 7/15/18	4,250	5,260,437
Hunterdon, NJ, Central Regional High School District, 4.00%, 9/15/19	520	600,413
Irving, TX, Independent School District, 4.00%, 2/15/17	420	486,562
Kenston Local School District, OH, 4.00%, 12/1/14	765	835,579
Kenston Local School District, OH, 5.00%, 12/1/15	665	767,583
King County, WA, 4.00%, 12/1/19	1,500	1,783,350
Las Cruces, NM, School District No. 2, 4.00%, 8/1/15	1,000	1,111,950
Lewisville, TX, Independent School District, 0.00%, 8/15/13	1,615	1,604,551
Lewisville, TX, Independent School District, 5.00%, 8/15/18	1,365	1,684,369
Lone Star College System, TX, 5.00%, 8/15/17	2,300	2,804,505
Lower Merion School District, PA, 3.00%, 5/15/14(1)	4,690	4,969,524
Lubbock, TX, Independent School District, 4.00%, 2/15/15	1,000	1,106,160
Maine, 5.00%, 6/1/17	5,000	6,083,750

See Notes to Financial Statements.
8

Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

General Obligations (continued)

Maricopa County, AZ, Community College District, 2.00%, 7/1/14	$2,845	$2,952,626
Maryland, 5.00%, 3/1/13	60	63,123
Maryland, 5.00%, 11/1/17	13,915	17,221,900
Maryland, 5.00%, 8/1/18	17,110	21,433,697
Maryland, 5.00%, 3/1/19	5,465	6,899,508
Maryland, 5.00%, 11/1/19	7,825	9,987,908
Massachusetts, 4.00%, 1/1/15	500	550,225
Massachusetts, 5.00%, 12/1/15	10,000	11,657,800
Massachusetts, 5.00%, 12/1/16	10,000	12,006,200
Massachusetts, 5.00%, 8/1/17	2,500	3,048,225
Mecklenburg County, NC, 4.00%, 12/1/19	1,900	2,280,703
Mecklenburg County, NC, 5.00%, 12/1/19	7,605	9,719,494
Middlesex County, NJ, 2.00%, 6/1/14	3,510	3,637,799
Middlesex County, NJ, 2.50%, 6/1/15	3,295	3,504,990
Minnesota, 4.00%, 8/1/15	1,000	1,119,540
Minnesota, 4.00%, 8/1/16	1,750	2,009,403
Minnesota, 4.00%, 8/1/19	3,000	3,590,310
Minnesota, 5.00%, 8/1/17	2,375	2,916,571
Minnesota, 5.00%, 12/1/17	1,710	2,118,947
Minnesota, 5.00%, 6/1/18	1,000	1,245,500
Minnesota, 5.00%, 8/1/18	90	112,486
Minnesota, 5.00%, 12/1/18	7,500	9,436,050
Missouri, (Water Pollution Control), 5.00%, 10/1/13	1,000	1,079,120
Monmouth County, NJ, 4.00%, 12/1/16	1,095	1,266,543
Monmouth County, NJ, 4.25%, 9/15/12	145	148,703
Montclair, NJ, 2.00%, 3/1/14	1,205	1,231,944
Montclair, NJ, 3.00%, 3/1/15	1,285	1,358,772
Montclair, NJ, 3.00%, 3/1/16	1,365	1,455,022
Montclair, NJ, (School Bond Revenue Act), 3.00%, 3/1/14	800	834,360
Montclair, NJ, (School Bond Revenue Act), 3.00%, 3/1/15	835	882,937
Montclair, NJ, (School Bond Revenue Act), 3.00%, 3/1/16	870	927,377
Morris County, NJ, 5.00%, 2/15/17	1,650	1,996,203
Morris County, NJ, 5.00%, 2/15/19	1,720	2,160,423
New Hanover County, NC, 5.00%, 12/1/18	430	542,290
North Carolina, 5.00%, 4/1/16	1,000	1,179,880
North Carolina, 5.00%, 6/1/17	7,110	8,698,943
North Carolina, 5.00%, 5/1/21	3,860	4,938,368
Northside, TX, Independent School District, 3.00%, 8/1/15	265	286,966
Ocean County, NJ, 3.00%, 9/1/14	775	814,122
Ocean County, NJ, 3.00%, 8/1/16	1,255	1,374,049
Ocean County, NJ, 4.00%, 9/1/15	1,250	1,376,925
Ohio, 4.00%, 9/1/15	935	1,047,808
Ohio, 5.00%, 9/15/15	1,000	1,156,400
Oklahoma County, OK, Independent School District No. 12 Edmond, 0.50%, 3/1/13	1,975	1,974,980
Oklahoma County, OK, Independent School District No. 12 Edmond, 2.00%, 3/1/15	2,500	2,590,100
Oklahoma County, OK, Independent School District No. 89 Oklahoma City, 2.00%, 7/1/15	3,670	3,817,497
Oregon, 4.00%, 12/1/16	1,500	1,729,575
Osseo, MN, Independent School District No. 279, 4.00%, 2/1/20	600	692,610
Oyster Bay, NY, 2.00%, 3/1/15	3,070	3,190,467
Oyster Bay, NY, 3.00%, 8/15/17	4,390	4,859,203
Pennsylvania, 5.00%, 2/15/17	3,000	3,623,370
Pennsylvania, 5.00%, 7/1/17	1,000	1,219,230
Pennsylvania, 5.00%, 2/15/19	2,000	2,492,240
Pharr San Juan Alamo, TX, Independent School District, 3.00%, 2/1/15	2,020	2,171,823
Pima County, AZ, 4.00%, 7/1/18	2,400	2,776,056
Richardson, TX, Independent School District, 3.00%, 2/15/13	1,500	1,543,935
Roseville, MN, Independent School District No. 623, 2.00%, 2/1/13	1,325	1,346,704
San Antonio, TX, 4.00%, 8/1/15	800	897,832
Shelby County, TN, 4.75%, 3/1/18	4,205	5,107,645
South Carolina, 5.00%, 3/1/17	3,000	3,649,290
South Washington County, MN, Independent School District No. 833, 5.00%, 2/1/20	2,100	2,605,743
Spring Branch, TX, Independent School District, 5.00%, 2/1/18	1,875	2,304,694
St. Louis County, MO, School District C-2 Parkway, 2.50%, 3/1/15	2,045	2,167,332
St. Mary’s County, MD, 3.00%, 7/15/13	935	973,185
St. Mary’s County, MD, 3.00%, 7/15/15	920	999,387
Stamford, CT, 4.00%, 12/15/20	1,765	2,093,184
Suffolk, VA, 4.00%, 8/1/18	1,000	1,174,990
Sumner County, TN, 2.00%, 6/1/15	1,000	1,047,250
Sumner County, TN, 3.00%, 6/1/16	1,000	1,098,540
Sumner County, TN, 5.00%, 6/1/16	3,000	3,549,900
Tennessee, 5.00%, 10/1/18	4,000	5,033,760
Tomball, TX, Independent School District, 4.00%, 2/15/20	50	55,646
Tomball, TX, Independent School District, 5.00%, 2/15/13	300	314,850
Tyler, TX, Independent School District, 4.00%, 2/15/14	130	139,612
United Independent School District, TX, 5.00%, 8/15/15	1,755	2,029,868

See Notes to Financial Statements.
9

Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

General Obligations (continued)

United Independent School District, TX, 5.00%, 8/15/20	$1,760	$2,246,288
United Independent School District, TX, 5.00%, 8/15/21	1,180	1,520,701
Utah, 5.00%, 7/1/19	8,495	10,786,017
Virginia Beach, VA, 5.00%, 3/15/19	1,540	1,946,837
Virginia Beach, VA, 5.00%, 7/15/19	1,000	1,271,370
Wake County, NC, 4.00%, 2/1/17	2,500	2,906,800
Wake County, NC, 5.00%, 3/1/12	2,615	2,625,643
Wake County, NC, 5.00%, 3/1/14	1,880	2,062,379
Washington, 5.00%, 1/1/16	5,585	6,519,482
Washington, 5.00%, 1/1/17	2,000	2,403,640
Washington, 5.00%, 7/1/17	2,720	3,309,886
Washington, 5.00%, 7/1/18	15,000	18,551,700

		$439,577,944

Hospital — 3.9%

Beaver County, PA, Hospital Authority, (Heritage Valley Health System), 5.00%, 5/15/14	$1,895	$2,061,476
Beaver County, PA, Hospital Authority, (Heritage Valley Health System), 5.00%, 5/15/15	1,435	1,601,345
Grand Traverse County, MI, Hospital Finance Authority, (Munson Healthcare), 5.00%, 7/1/16	1,210	1,347,783
Grand Traverse County, MI, Hospital Finance Authority, (Munson Healthcare), 5.00%, 7/1/17	2,355	2,667,414
Grand Traverse County, MI, Hospital Finance Authority, (Munson Healthcare), 5.00%, 7/1/20	2,445	2,781,921
Indiana Finance Authority Hospital Revenue, (Indiana University Health), 5.00%, 3/1/19	5,000	5,821,550
Indiana Finance Authority Hospital Revenue, (Indiana University Health), 5.00%, 3/1/20	6,395	7,418,839
Oregon Facilities Authority, (Providence Health System), 5.00%, 10/1/18	785	950,188
Oregon Facilities Authority, (Providence Health System), 5.00%, 10/1/19	575	702,150
Wisconsin Health and Educational Facilities Authority, (ProHealth Care, Inc.), 5.00%, 8/15/18	1,695	1,952,792
Yavapai County, AZ, Industrial Development Authority, (Northern Arizona Healthcare System), 5.00%, 10/1/16	2,000	2,296,300
Yavapai County, AZ, Industrial Development Authority, (Northern Arizona Healthcare System), 5.00%, 10/1/17	1,440	1,685,880
Yavapai County, AZ, Industrial Development Authority, (Northern Arizona Healthcare System), 5.00%, 10/1/18	2,185	2,587,674
Yavapai County, AZ, Industrial Development Authority, (Northern Arizona Healthcare System), 5.00%, 10/1/19	3,630	4,319,373

		$38,194,685

Industrial Development Revenue — 0.2%

Tulsa County, OK, Industrial Authority Capital Improvements, 4.00%, 5/15/15	$2,000	$2,201,680

		$2,201,680

Insured – Electric Utilities — 0.2%

San Antonio, TX, Electric and Gas Systems, (AGM), 5.25%, 2/1/12	$1,500	$1,500,000

		$1,500,000

Insured – Escrowed / Prerefunded — 6.6%

Akron-Summit County, OH, Public Library, (FGIC), (NPFG), Prerefunded to 12/1/12, 5.00%, 12/1/19	$1,000	$1,039,960
California State Department of Water Resources, (AMBAC), Prerefunded to 5/1/12, 5.375%, 5/1/18	1,260	1,289,106
California State Department of Water Resources, (AMBAC), Prerefunded to 5/1/12, 5.50%, 5/1/15	2,000	2,046,820
California State Department of Water Resources, (NPFG), Prerefunded to 5/1/12, 5.125%, 5/1/19	425	434,550
Cook County, IL, Community High School District No. 219, Niles Township, (FGIC), Escrowed to Maturity, 5.50%, 12/1/19	2,000	2,603,900
Illinois State Toll Highway Authority, (AGM), Prerefunded to 7/1/16, 5.00%, 1/1/26	950	1,131,688
Illinois State Toll Highway Authority, (AGM), Prerefunded to 7/1/16, 5.00%, 1/1/28	10,000	11,912,500
Illinois State Toll Highway Authority, (AGM), Prerefunded to 7/1/16, 5.00%, 1/1/31	5,515	6,569,744
King County, WA, School District No. 405 Bellevue, (FGIC), (NPFG), Prerefunded to 12/1/12, 5.00%, 12/1/17	1,000	1,040,050
Los Angeles, CA, Unified School District, (AGM), Prerefunded to 7/1/13, 5.00%, 7/1/23	2,050	2,188,682
Massachusetts, (AGM), Prerefunded to 1/1/13, 5.375%, 1/1/18	7,600	7,957,504
Massachusetts, (AGM), Prerefunded to 12/1/14, 5.00%, 11/1/24	375	421,564
Massachusetts, Special Obligation, (FGIC), Prerefunded to 6/1/12, 5.375%, 6/1/19	1,130	1,149,492
Massachusetts Water Resources Authority, (NPFG), Escrowed to Maturity, 6.25%, 12/1/12	1,000	1,050,450

See Notes to Financial Statements.
10

Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Insured – Escrowed / Prerefunded (continued)

New Jersey Transportation Trust Fund Authority, (Transportation System), (AMBAC), Prerefunded to 6/15/15, 5.00%, 6/15/18	$2,175	$2,515,170
New Jersey Transportation Trust Fund Authority, (Transportation System), (NPFG), Prerefunded to 6/15/15, 5.25%, 6/15/21	13,655	15,865,062
Ohio Building Authority, (AGM), Prerefunded to 4/1/12, 5.00%, 4/1/22	1,000	1,008,100
Oregon Department of Administrative Services, (AGM), Prerefunded to 5/1/14, 5.00%, 5/1/17	1,235	1,363,057
Pennsylvania, (NPFG), Prerefunded to 7/1/13, 5.00%, 7/1/14	35	37,357
Phoenix, AZ, Civic Improvement Corp., Excise Tax Revenue, (NPFG), Prerefunded to 7/1/13, 5.00%, 7/1/22	290	309,532
Winchester, VA, (FGIC), (NPFG), Prerefunded to 11/1/15, 5.00%, 11/1/21	2,940	3,425,864

		$65,360,152

Insured – General Obligations — 4.3%

Bexar County, TX, (AGM), 4.00%, 6/15/13	$60	$63,045
Forsyth County, GA, School District, (AGM), 5.00%, 2/1/15	5,000	5,660,500
Governor Mifflin, PA, School District, (AGM), 5.00%, 3/15/17	310	362,368
Henderson, NV, (FGIC), (NPFG), 5.00%, 6/1/22	700	777,644
Illinois, (AGM), 5.00%, 1/1/17	15,000	17,237,250
Pennsylvania, (NPFG), 5.375%, 7/1/19	14,000	17,918,460
Washington, (XLCA), 0.00%, 12/1/16	200	189,380

		$42,208,647

Insured – Lease Revenue / Certificates of Participation — 1.1%

Orange County, FL, School Board, (NPFG), 5.00%, 8/1/19	$10,000	$10,961,300

		$10,961,300

Insured – Other Revenue — 0.0%(2)

Golden State Tobacco Securitization Corp., CA, (Tobacco Settlement Revenue), (AGM), Prerefunded to 6/1/13, 5.00%, 6/1/43	$5	$5,316

		$5,316

Insured – Special Tax Revenue — 0.6%

Massachusetts, Special Obligation, Dedicated Tax Revenue, (FGIC), Prerefunded to 1/1/14, 5.25%, 1/1/29	$2,000	$2,186,420
Massachusetts, Special Obligation, Dedicated Tax Revenue, (FGIC), Prerefunded to 1/1/14, 5.75%, 1/1/32	1,000	1,102,760
Utah Transit Authority, Sales Tax Revenue, (AGM), Prerefunded to 12/15/15, 5.00%, 6/15/18	2,000	2,337,160

		$5,626,340

Insured – Transportation — 1.5%

Central Puget Sound, WA, Regional Transportation Authority, (FGIC), (NPFG), 5.25%, 2/1/15	$1,865	$2,125,820
Montana Department of Transportation, (NPFG), 5.00%, 6/1/15	1,880	2,142,185
New York Thruway Authority, (AMBAC), 5.25%, 4/1/12	10,000	10,085,600

		$14,353,605

Insured – Water and Sewer — 0.2%

Albuquerque Bernalillo County, NM, Water Utility Authority, (AMBAC), 5.00%, 7/1/16	$2,000	$2,292,400

		$2,292,400

Lease Revenue / Certificates of Participation — 2.3%

Montgomery County, MD, Lease Revenue Project, 5.00%, 6/1/18	$2,395	$2,902,021
Montgomery County, MD, Lease Revenue Project, 5.00%, 6/1/19	2,420	2,973,043
Montgomery County, MD, Lease Revenue Project, 5.00%, 6/1/20	660	816,354
Montgomery County, MD, Lease Revenue Project, 5.00%, 6/1/21	2,155	2,685,432
Orange County, FL, School Board, 5.00%, 8/1/13(1)	500	527,910
Orange County, FL, School Board, 5.00%, 8/1/14(1)	3,320	3,612,193
Orange County, FL, School Board, 5.00%, 8/1/15(1)	5,000	5,577,300
Orange County, FL, School Board, 5.00%, 8/1/17(1)	540	624,434
Orange County, FL, School Board, 5.00%, 8/1/18(1)	675	788,218
Orange County, FL, School Board, 5.00%, 8/1/19(1)	750	882,270
Virginia Resources Authority Infrastructure Revenue (Pooled Funding Program), 4.00%, 11/1/19	1,000	1,197,040

		$22,586,215

See Notes to Financial Statements.
11

Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Other Revenue — 1.3%

Illinois Educational Facilities Authority, (University of Chicago), 1.875% to 2/12/15 (Mandatory Put Date), 7/1/36	$3,625	$3,687,495
Tobacco Settlement Financing Corp., VA, Prerefunded to 6/1/15, 5.625%, 6/1/37	6,100	7,087,407
Virginia Public Building Authority, Public Facilities Revenue, 5.00%, 8/1/14	550	611,050
Virginia Public Building Authority, Public Facilities Revenue, 5.00%, 8/1/15	1,085	1,248,759

		$12,634,711

Special Tax Revenue — 3.7%

Catawba, NC, Limited Obligation Bonds, 4.00%, 10/1/16	$1,045	$1,170,076
Catawba, NC, Limited Obligation Bonds, 4.00%, 10/1/17	1,000	1,135,600
Collier County, FL, Special Obligation, 5.00%, 10/1/15	2,605	2,988,847
Jacksonville, FL, 5.00%, 10/1/20	4,760	5,874,792
New Mexico, Severance Tax, 5.00%, 7/1/15	1,425	1,640,118
New York, NY, Transitional Finance Authority, 1.50%, 11/1/12	14,940	15,078,494
New York, NY, Transitional Finance Authority, 5.00%, 11/1/18	5,000	6,165,550
Portland, OR, Gas Tax Revenue, 5.00%, 2/1/20	1,120	1,404,883
Regional Public Transportation Authority, AZ, Excise Tax Revenue, (Maricopa County Public Transportation Fund), 5.00%, 7/1/17	145	173,139
Westminster, CO, Sales & Use Tax, 5.00%, 12/1/19	1,135	1,421,723

		$37,053,222

Transportation — 1.0%

Kansas Department of Transportation, 4.00%, 9/1/15	$1,000	$1,121,150
Kansas Department of Transportation, 5.00%, 9/1/15	1,500	1,734,840
Maryland Department of Transportation, 4.00%, 5/15/16	1,305	1,489,905
Maryland Department of Transportation, 5.25%, 12/15/17	1,900	2,380,586
Mesa, AZ, Highway Revenue, 5.00%, 7/1/20	1,225	1,371,829
Mesa, AZ, Highway Revenue, 5.00%, 7/1/21	1,550	1,731,381
Ohio, Major New State Infrastructure Project, 5.50%, 6/15/14	405	451,907

		$10,281,598

Water and Sewer — 3.1%

Alabama Drinking Water Finance Authority, 3.00%, 8/15/13(1)	$1,000	$1,037,380
Alabama Drinking Water Finance Authority, 3.00%, 8/15/14(1)	3,135	3,309,619
Alabama Drinking Water Finance Authority, 4.00%, 8/15/16(1)	2,880	3,219,610
Gwinnett County, GA, Water and Sewer Authority, 4.00%, 8/1/16	350	401,881
Joliet, IL, Waterworks and Sewage Revenue, 4.00%, 1/1/15(1)	685	732,772
Joliet, IL, Waterworks and Sewage Revenue, 5.00%, 1/1/16(1)	825	926,557
Kansas Development Finance Authority, (Water Pollution Control), 5.00%, 11/1/12	1,010	1,046,895
Massachusetts Water Pollution Abatement Trust, 5.25%, 8/1/21	2,500	3,294,275
Metropolitan, MO, Saint Louis Sewer District, 5.00%, 5/1/15	1,295	1,480,004
Ohio Water Development Authority, Water Pollution Control, (Water Quality), 5.00%, 12/1/19	1,020	1,292,289
Ohio Water Development Authority, Water Pollution Control, (Water Quality), 5.25%, 12/1/18	5,000	6,343,050
Seattle, WA, Solid Waste Revenue, 5.00%, 8/1/19	275	340,964
Tucson, AZ, Water System Revenue, 4.00%, 7/1/17(1)	5,000	5,670,950
Tucson, AZ, Water System Revenue, 5.00%, 7/1/18(1)	1,500	1,802,745

		$30,898,991

Total Tax-Exempt Municipal Securities — 89.3%
(identified cost $846,517,740)		$882,121,289

Taxable Municipal Securities — 0.0%(2)

	Principal
	Amount
Security	(000’s omitted)	Value

Education — 0.0%(2)

Virginia Public School Authority, 4.167%, 8/1/18	$225	$255,978

Total Taxable Municipal Securities — 0.0%(2)
(identified cost $225,000)		$255,978

See Notes to Financial Statements.
12

Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

Portfolio of Investments — continued

Short-Term Investments — 10.0%

	Principal
	Amount
Security	(000’s omitted)	Value

Short-Term Investments – Tax Exempt — 4.4%

Metropolitan Government of Nashville and Davidson County, TN, 2.00%, 7/1/12	$2,885	$2,907,272
Sharon, MA, 2.00%, 6/15/12	644	648,399
Texas, 2.50%, 8/30/12	40,000	40,553,600

		$44,109,271

U.S. Treasury Obligations — 5.6%

U.S. Treasury Bill, 0.005%, 4/5/12	$55,000	$54,995,820

		$54,995,820

Total Short-Term Investments — 10.0%
(identified cost $99,064,251)		$99,105,091

Total Investments — 99.3%
(identified cost $945,806,991)		$981,482,358

Other Assets, Less Liabilities — 0.7%		$6,682,112

Net Assets — 100.0%		$988,164,470

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGM	- Assured Guaranty Municipal Corp.
AMBAC	- AMBAC Financial Group, Inc.
FGIC	- Financial Guaranty Insurance Company
NPFG	- National Public Finance Guaranty Corp.
PSF	- Permanent School Fund
XLCA	- XL Capital Assurance, Inc.

At January 31, 2012, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	10.8%
Others, representing less than 10% individually	82.9%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2012, 14.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from less than 0.05% to 6.1% of total investments.

(1)	When-issued security.

(2)	Amount is less than 0.05%.

See Notes to Financial Statements.
13

Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

Statement of Assets and Liabilities

Assets	January 31, 2012

Investments, at value (identified cost, $945,806,991)	$981,482,358
Cash	49,486,753
Interest receivable	8,366,681
Receivable for investments sold	25,000
Receivable for Fund shares sold	6,642,694

Total assets	$1,046,003,486

Liabilities

Payable for when-issued securities	$50,324,985
Payable for Fund shares redeemed	6,538,914
Distributions payable	134,821
Payable to affiliates:
Investment adviser fee	451,517
Distribution and administration fee	256,951
Accrued expenses	131,828

Total liabilities	$57,839,016

Net Assets	$988,164,470

Sources of Net Assets

Paid-in capital	$945,204,340
Accumulated net realized gain	7,419,584
Accumulated distributions in excess of net investment income	(134,821)
Net unrealized appreciation	35,675,367

Net Assets	$988,164,470

Class A Shares

Net Assets	$492,264,402
Shares Outstanding	45,536,826
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.81
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$11.06

Class C Shares

Net Assets	$185,290,570
Shares Outstanding	17,130,336
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.82

Class I Shares

Net Assets	$310,609,498
Shares Outstanding	28,725,848
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.81

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
14

Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

Statement of Operations

Year Ended
Investment Income	January 31, 2012

Interest	$14,649,645

Total investment income	$14,649,645

Expenses

Investment adviser and administration fee	$4,900,221
Distribution and service fees
Class A	1,174,374
Class C	1,602,552
Trustees’ fees and expenses	33,778
Custodian fee	264,353
Transfer and dividend disbursing agent fees	296,456
Legal and accounting services	50,002
Printing and postage	43,254
Registration fees	130,666
Miscellaneous	43,846

Total expenses	$8,539,502

Deduct —
Reduction of custodian fee	$23,733

Total expense reductions	$23,733

Net expenses	$8,515,769

Net investment income	$6,133,876

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$10,775,556

Net realized gain	$10,775,556

Change in unrealized appreciation (depreciation) —
Investments	$42,521,320

Net change in unrealized appreciation (depreciation)	$42,521,320

Net realized and unrealized gain	$53,296,876

Net increase in net assets from operations	$59,430,752

See Notes to Financial Statements.
15

Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

Statements of Changes in Net Assets

	Year Ended January 31,

Increase (Decrease) in Net Assets	2012	2011

From operations —
Net investment income	$6,133,876	$5,883,651
Net realized gain from investment transactions	10,775,556	9,438,985
Net change in unrealized appreciation (depreciation) from investments	42,521,320	(11,314,691)

Net increase in net assets from operations	$59,430,752	$4,007,945

Distributions to shareholders —
From net investment income
Class A	$(3,491,098)	$(3,354,869)
Class C	(34,877)	(93,766)
Class I	(2,652,713)	(2,460,740)
From net realized gain
Class A	(2,055,852)	(5,430,224)
Class C	(751,012)	(1,668,335)
Class I	(1,312,967)	(2,837,666)

Total distributions to shareholders	$(10,298,519)	$(15,845,600)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$184,081,337	$433,625,617
Class C	75,912,059	118,334,920
Class I	174,648,561	262,275,438
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	4,156,903	6,398,479
Class C	644,387	1,363,885
Class I	2,296,323	3,113,275
Cost of shares redeemed
Class A	(195,740,602)	(189,998,090)
Class C	(50,472,643)	(26,065,847)
Class I	(127,256,740)	(143,787,970)

Net increase in net assets from Fund share transactions	$68,269,585	$465,259,707

Net increase in net assets	$117,401,818	$453,422,052

Net Assets

At beginning of year	$870,762,652	$417,340,600

At end of year	$988,164,470	$870,762,652

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(134,821)	$(94,803)

See Notes to Financial Statements.
16

Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

Financial Highlights

	Class A

	Year Ended January 31,
			Period Ended
	2012	2011	January 31, 2010(1)

Net asset value — Beginning of period	$10.230	$10.260	$10.000

Income (Loss) From Operations

Net investment income	$0.078	$0.090	$0.082	(2)
Net realized and unrealized gain	0.626	0.084 (3)	0.363

Total income from operations	$0.704	$0.174	$0.445

Less Distributions

From net investment income	$(0.078)	$(0.090)	$(0.140)
From net realized gain	(0.046)	(0.114)	(0.045)

Total distributions	$(0.124)	$(0.204)	$(0.185)

Net asset value — End of period	$10.810	$10.230	$10.260

Total Return(4)	6.92%	1.69%	4.49	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$492,264	$473,976	$230,414
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	0.89%	0.90%	0.90	%(6)(7)
Expenses after custodian fee reduction	0.89%	0.89%	0.90	%(6)(7)
Net investment income	0.74%	0.83%	0.94	%(6)
Portfolio Turnover	80%	107%	129	%(5)(8)

(1)	For the period from the start of business, March 27, 2009, to January 31, 2010.
(2)	Computed using average shares outstanding.
(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Not annualized.
(6)	Annualized.
(7)	The investment adviser and administrator subsidized certain operating expenses equal to 0.11% of average daily net assets for the period ended January 31, 2010. Absent this subsidy, total return would be lower.
(8)	Excluding the value of portfolio securities delivered in payment of redemptions in-kind, the portfolio turnover would have been 120%.

See Notes to Financial Statements.
17

Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

Financial Highlights — continued

	Class C

	Year Ended January 31,
			Period Ended
	2012	2011	January 31, 2010(1)

Net asset value — Beginning of period	$10.240	$10.270	$10.000

Income (Loss) From Operations

Net investment income (loss)	$(0.001)	$0.011	$0.019	(2)
Net realized and unrealized gain	0.629	0.085 (3)	0.372

Total income from operations	$0.628	$0.096	$0.391

Less Distributions

From net investment income	$(0.002)	$(0.012)	$(0.076)
From net realized gain	(0.046)	(0.114)	(0.045)

Total distributions	$(0.048)	$(0.126)	$(0.121)

Net asset value — End of period	$10.820	$10.240	$10.270

Total Return(4)	6.14%	0.93%	3.93	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$185,291	$150,490	$59,381
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	1.64%	1.64%	1.65	%(6)(7)
Expenses after custodian fee reduction	1.64%	1.63%	1.65	%(6)(7)
Net investment income (loss)	(0.01)%	0.08%	0.22	%(6)
Portfolio Turnover	80%	107%	129	%(5)(8)

(1)	For the period from the start of business, March 27, 2009, to January 31, 2010.
(2)	Computed using average shares outstanding.
(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Not annualized.
(6)	Annualized.
(7)	The investment adviser and administrator subsidized certain operating expenses equal to 0.11% of average daily net assets for the period ended January 31, 2010. Absent this subsidy, total return would be lower.
(8)	Excluding the value of portfolio securities delivered in payment of redemptions in-kind, the portfolio turnover would have been 120%.

See Notes to Financial Statements.
18

Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

Financial Highlights — continued

	Class I

	Year Ended January 31,
			Period Ended
	2012	2011	January 31, 2010(1)

Net asset value — Beginning of period	$10.230	$10.260	$10.000

Income (Loss) From Operations

Net investment income	$0.105	$0.119	$0.129	(2)
Net realized and unrealized gain	0.626	0.082 (3)	0.338

Total income from operations	$0.731	$0.201	$0.467

Less Distributions

From net investment income	$(0.105)	$(0.117)	$(0.162)
From net realized gain	(0.046)	(0.114)	(0.045)

Total distributions	$(0.151)	$(0.231)	$(0.207)

Net asset value — End of period	$10.810	$10.230	$10.260

Total Return(4)	7.18%	1.94%	4.71	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$310,609	$246,296	$127,546
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	0.64%	0.65%	0.65	%(6)(7)
Expenses after custodian fee reduction	0.64%	0.64%	0.65	%(6)(7)
Net investment income	0.99%	1.09%	1.48	%(6)
Portfolio Turnover	80%	107%	129	%(5)(8)

(1)	For the period from the start of business, March 27, 2009, to January 31, 2010.
(2)	Computed using average shares outstanding.
(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(5)	Not annualized.
(6)	Annualized.
(7)	The investment adviser and administrator subsidized certain operating expenses equal to 0.11% of average daily net assets for the period ended January 31, 2010. Absent this subsidy, total return would be lower.
(8)	Excluding the value of portfolio securities delivered in payment of redemptions in-kind, the portfolio turnover would have been 120%.

See Notes to Financial Statements.
19

Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek after-tax total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on March 27, 2009 to January 31, 2012 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts

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Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

Notes to Financial Statements — continued

business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2 Distributions to Shareholders

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2012 and January 31, 2011 was as follows:

	Year Ended January 31,

	2012	2011

Distributions declared from:
Tax-exempt income	$6,119,121	$4,360,165
Ordinary income	$1,388,257	$9,606,650
Long-term capital gains	$2,791,141	$1,878,785

During the year ended January 31, 2012, accumulated net realized gain was decreased by $4,794 and accumulated distributions in excess of net investment income was decreased by $4,794 due to differences between book and tax accounting, primarily for accretion of market discount and dividend redesignations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of January 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,348,007
Undistributed long-term capital gains	$6,064,954
Net unrealized appreciation	$35,681,990
Other temporary differences	$(134,821)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to accretion of market discount, tax treatment of short-term capital gains and the timing of recognizing distributions to shareholders.

3 Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.55% of the Fund’s average daily net assets up to $500 million, 0.54% from

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Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

Notes to Financial Statements — continued

$500 million up to $1 billion and at reduced rates on daily net assets of $1 billion and over, and is payable monthly. For the year ended January 31, 2012, the investment adviser and administration fee amounted to $4,900,221 or 0.55% of the Fund’s average daily net assets. EVM had agreed to reimburse the Fund’s operating expenses to the extent that they exceeded 0.90%, 1.65% and 0.65% annually of the Fund’s average daily net assets for Class A, Class C and Class I, respectively, through May 31, 2011. Pursuant to this agreement, no operating expenses were allocated to EVM for the year ended January 31, 2012.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended January 31, 2012, EVM earned $9,921 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $68,773 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2012. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2012 amounted to $1,174,374 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended January 31, 2012, the Fund paid or accrued to EVD $1,201,914 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2012 amounted to $400,638 for Class C shares.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended January 31, 2012, the Fund was informed that EVD received approximately $238,000 and $64,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended January 31, 2012 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$769,596,508	$569,356,588
U.S. Government and Agency Securities	10,350,293	10,487,522

	$779,946,801	$579,844,110

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Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

Notes to Financial Statements — continued

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,

Class A	2012	2011

Sales	17,413,013	41,589,309
Issued to shareholders electing to receive payments of distributions in Fund shares	391,517	619,020
Redemptions	(18,611,742)	(18,319,442)

Net increase (decrease)	(807,212)	23,888,887

	Year Ended January 31,

Class C	2012	2011

Sales	7,169,107	11,293,580
Issued to shareholders electing to receive payments of distributions in Fund shares	60,146	132,480
Redemptions	(4,800,303)	(2,506,276)

Net increase	2,428,950	8,919,784

	Year Ended January 31,

Class I	2012	2011

Sales	16,505,290	25,145,070
Issued to shareholders electing to receive payments of distributions in Fund shares	216,329	300,495
Redemptions	(12,071,451)	(13,796,204)

Net increase	4,650,168	11,649,361

8 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at January 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$945,800,368

Gross unrealized appreciation	$35,692,367
Gross unrealized depreciation	(10,377)

Net unrealized appreciation	$35,681,990

9 Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended January 31, 2012.

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Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

Notes to Financial Statements — continued

10 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$882,121,289	$—	$882,121,289
Taxable Municipal Securities	—	255,978	—	255,978
Short-Term Investments —
Tax-Exempt	—	44,109,271	—	44,109,271
U.S. Treasury Obligations	—	54,995,820	—	54,995,820

Total	$—	$981,482,358	$—	$981,482,358

The Fund held no investments or other financial instruments as of January 31, 2011 whose fair value was determined using Level 3 inputs. At January 31, 2012, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

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Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust II), including the portfolio of investments, as of January 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from the start of business, March 27, 2009, to January 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund as of January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from the start of business, March 27, 2009, to January 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 20, 2012

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Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends. The Fund designates 99.23% of dividends from net investment income as an exempt-interest dividend.

Capital Gains Dividends. The Fund designates $2,791,141 as a capital gain dividend.

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Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

Management and Organization

Fund Management. The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 181 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 181 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U. S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

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Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

Management and Organization — continued

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Trust	Service	During Past Five Years

Cynthia J. Clemson 1963	President	Since 2005	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Eaton Vance
Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2012

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3940-3/12	TABS-SRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services
Eaton Vance High Yield Municipal Income Fund, Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund, Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund, and Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund (the “Fund(s)”) are series of Eaton Vance Municipals Trust II (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 4 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.
The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended January 31, 2011 and January 31, 2012 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.
Eaton Vance High Yield Municipal Income Fund

Fiscal Years Ended	1/31/11	1/31/12

Audit Fees	$71,633	$72,243

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$12,729	$13,880

All Other Fees(3)	$500	$300

Total	$84,862	$86,423

Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund

Fiscal Years Ended	1/31/11	1/31/12

Audit Fees	$16,550	$16,700

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$8,000	$8,080

All Other Fees(3)	$500	$300

Total	$25,050	$25,080

Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund

Fiscal Years Ended	1/31/11	1/31/12

Audit Fees	$16,550	$16,700

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$8,000	$8,080

All Other Fees(3)	$500	$300

Total	$25,050	$25,080

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund

Fiscal Period Ended	1/31/11	1/31/12

Audit Fees	$31,550	$31,850

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$8,000	$8,080

All Other Fees(3)	$500	$300

Total	$40,050	$40,230

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
The Funds comprised all of the series of the Trust at 1/31/2012, and have the same fiscal year end (January 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/11	1/31/12

Audit Fees	$136,283	$137,493

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$36,729	$38,120

All Other Fees(3)	$2,000	$1,200

Total	$175,012	$176,813

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge f its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/11	1/31/12

Registrant(1)	$38,729	$39,320

Eaton Vance(2)	$205,107	$414,561

(1)	Includes all of the Series of the Trust.

(2)	The investment adviser to the Series, as well as any of its affiliates that provide ongoing services to the Series, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrant
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Municipals Trust II

By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President

Date:	March 20, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	March 20, 2012

By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President

Date:	March 20, 2012